SCHEDULE 14C
(RULE 14C-101)

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE
ACT OF 1934

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☒ Preliminary Information Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐ Definitive Information Statement

IT&E INTERNATIONAL GROUP

(Name of Registrant As Specified In Its Charter)

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IT&E International Group
505 Lomas Santa Fe Drive, Suite 200
Solana Beach, California  92075

INFORMATION STATEMENT

NOTICE OF ACTION TAKEN BY
WRITTEN CONSENT OF MAJORITY SHAREHOLDERS

General

We are providing this Information Statement to you to inform you that shareholders holding a majority in interest of the common stock of IT&E International Group (referred to herein as “we,” “us,” the “Company,” or “IT&E International”) have adopted resolutions by written consent that:

Action No. 1: Adopt and approve an Agreement and Plan of Merger pursuant to which we will reincorporate and reorganize ourselves from the State of Nevada into the State of Delaware (the “Reincorporation”);

Action No. 2: Adopt the IT&E International, Inc., a Delaware corporation (“IT&E Delaware”), Certificate of Incorporation which increases the authorized number of shares of common stock of the Company from 250,000,000 to 650,000,000 and authorizes 10,000,000 shares of preferred stock with rights, preferences and privileges as determined by the Company’s Board from time to time;

Action No. 3: Approve a reverse stock split to be effected at any time prior to November 9, 2006 in a ratio not to exceed twenty five (25) shares to one (1) share, the timing and the ratio of such reverse stock split to be determined by our Board of Directors (“Board”) in its discretion;

Action No. 4: Ratify the creation of a Series D Preferred Stock and approve the Certificate of Designations setting forth the rights, preferences and privileges of the Series D Preferred Stock;

Action No. 5:  Approve an amendment to the Company’s 2005 Equity Incentive Plan to increase the number of shares of common stock available for issuance under the Plan from 7,500,000 to 25,000,000; and

Action No. 6: Appoint one (1) director to fill one (1) of the existing vacancies on the Board and ratify the appointment of two (2) directors that were appointed by the sitting members of the Board to fill two (2) existing vacancies on the Board.

We have established the close of business on December 1, 2005 as the record date (“Record Date”) related to the foregoing.  Therefore, we are mailing this Information Statement to our shareholders of record as of the close of business on December 1, 2005.  We intend to mail this Information Statement to our security holders no later than December 15, 2005.

This Information Statement is being mailed to you for information purposes only.  No action is requested or required on your part.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Shareholders Entitled to Vote

Holders of our common stock at the close of business on December 1, 2005 were entitled to vote on the actions set forth above.  On December 1, 2005, we had approximately 60,086,375 shares of common stock issued and outstanding.  Each shareholder was entitled to one vote for each share of common stock held by such shareholder.

Results of the Vote

On the record date, holders of a majority of our outstanding common stock executed a written consent in favor of the actions described above.  Each of the foregoing actions was approved by 39,200,000 shares, or 65.24% of all shares entitled to vote thereon.  This consent satisfies the shareholder approval requirement for the proposed actions.

Information Statement

No action is required by you.  The accompanying Information Statement is furnished only to inform you of the corporate actions described above before they take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Pursuant to Rule 14c-2, the foregoing actions will not take effect until a date that is at least twenty (20) days after the date on which this Information Statement has been mailed to you.  No other shareholder approval is required.

December    , 2005

TABLE OF CONTENTS

Action No. 1: The Reincorporation

Action No. 2: Approve IT&E Delaware Certificate of Incorporation

Action No. 3: Approve Reverse Stock Split

Action No. 4: Creation of Series D Preferred Stock

Action No. 5: Approve Amendment to Company’s 2005 Equity Incentive Plan

Action No. 6: Appoint Directors to the Board of Directors

Management

Executive Compensation

Security Ownership of Certain Beneficial Owners and Management

Security Ownership of Certain Beneficial Owners and Management Following the Filing of the Certificate of Designations

Additional Information

Dissenters’ Rights of Appraisal

Appendix A: Reincorporation Agreement

Appendix B: IT&E Delaware Certificate of Incorporation

Appendix C: Certificate of Amendment

Appendix D: IT&E Delaware Certificate of Designations

Appendix E: IT&E International Group 2005 Equity Incentive Plan, as amended

Appendix F: Audit Committee Charter

Appendix G: Sections 92A.300-92A.500 of NRS

ACTION NO. 1: THE REINCORPORATION

Purpose of the Reincorporation

The Board has determined that it is in the best interests of the Company and our shareholders to reincorporate and reorganize in the State of Delaware.

The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws, which are periodically revised to respond to the changing legal and business needs of corporations.  For this reason, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that adopted by our Board and a majority of our shareholders.  Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware law.  Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to our corporate legal affairs and the activities of our directors.

Mechanics of the Reincorporation

The Reincorporation will be accomplished as follows:  (i) we will form a new Delaware corporation, which will be a wholly-owned subsidiary of ours, IT&E Delaware, (ii) we will merge with and into IT&E Delaware pursuant to an Agreement and Plan of Merger (the “Reincorporation Agreement”) attached hereto as Appendix “A”, and (iii) following the merger, IT&E Delaware will be the surviving entity.  Pursuant to the Reincorporation Agreement, each outstanding share of our common stock will automatically convert into one (1) share of common stock of IT&E Delaware.

IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF IT&E DELAWARE.

Shareholders may, however, exchange their certificates through our transfer agent, Holladay Stock Transfer, Inc., if they so choose.  Shares of common stock of the IT&E Delaware will continue to trade on the over the counter bulletin board.

Timing of the Reincorporation

The Reincorporation will occur one (1) business day after the expiration of the applicable waiting period prescribed by Rule 14c-2 of the Exchange Act.

Consequences of the Reincorporation

The Reincorporation will result in a change in our legal domicile from Nevada to Delaware and certain other changes described in this Information Statement.  The Reincorporation by itself will not result in any change in our business, management, fiscal year, assets or liabilities.  The following discussion provides an overview of how the Reincorporation, by itself, will affect certain matters.

Name

Effective upon the Reincorporation, the name of the Company will change from “IT&E International Group” to “IT&E International, Inc.”

Authorized Capital Stock

Effective upon the Reincorporation, IT&E Delaware will have 660,000,000 authorized shares of capital stock, 650,000,000 of which will be common stock and 10,000,000 of which will be preferred stock with rights, preferences and privileges as determined by the Board from time to time.

Board of Directors

Following the Reincorporation, our Board will continue to consist of the directors holding office prior to the Reincorporation, subject to Action No. 6 described below.

Shareholder Rights

Following the Reincorporation, the rights of our shareholders will be governed by the Certificate of Incorporation of IT&E Delaware, the Bylaws of IT&E Delaware and Delaware General Corporation Law (the “DGCL”).  These changes will result in certain differences in the rights of our shareholders after the Reincorporation is complete.  Please see the section of this Information Statement entitled “Differences in Shareholder Rights” for a discussion of some of these differences.

U.S. Federal Income Tax Consequences

The Reincorporation is intended to be tax free to the Company and our shareholders under the Internal Revenue Code of 1986, as amended (the “Code”).  Accordingly, it is expected that no gain or loss will be recognized by you solely as a result of the Reincorporation, and no gain or loss will be recognized by us or the newly formed Delaware entity.  Each former holder of shares of our common stock will have the same tax basis in the newly formed Delaware entity’s common stock received by such holder pursuant to the Reincorporation as such holder has in the shares of our common stock held by such holder at the effective time of the Reincorporation.  Each stockholder’s holding period with respect to the newly formed Delaware entity’s common stock will include the period during which such holder held the shares of our common stock, so long as the latter were held by such holder as a capital asset at the effective time of the Reincorporation.  We have not obtained, and do not intend to obtain, a ruling from the Internal Revenue Service with respect to the tax consequences of the Reincorporation.

Accounting Consequences

There will be no material accounting consequences for us resulting from the Reincorporation.

Differences in Shareholder Rights

Bylaws

The bylaws of IT&E Delaware are substantially similar to our existing Amended and Restated Bylaws except that under the NRS, a director may be removed with or without cause only with the affirmative vote of sixty six and two-thirds percent (66 2/3%) of our outstanding voting stock and our existing Amended and Restated Bylaws reflect this aspect of the NRS.  In contrast the DGCL allows for the removal of a director, with or without cause, with the affirmative vote a majority of the outstanding shares of voting stock, and the IT&E Delaware bylaws reflect this aspect of the DGCL.

Certificate of Incorporation

In general, the Certificate of Incorporation of IT&E Delaware differs from our existing Articles of Incorporation in the following manner.  Our existing Articles of Incorporation authorize the issuance of 250,000,000 shares of common stock, par value $0.001 per share, and 2,820,000 shares of Series A Preferred Stock, par value $0.001 per share  The IT&E Delaware Certificate of Incorporation authorizes the issuance of 660,000,000 shares of capital stock total, par value $.001 per share, of which 650,000,000 are common stock and 10,000,000 of which are preferred stock with rights, preferences and privileges as determined by the Board from time to time, and eliminates reference to the old Series A Preferred Stock, all of which has been converted to common stock.

The rights, preferences and privileges of the common stock of the IT&E Delaware are substantially similar to the rights, preferences and privileges of our common stock, subject to the differences between the NRS and the DGCL described below.

Nevada Revised Statues and Delaware Corporation Law

The following is a summary comparison of certain provisions of the NRS and the DGCL.  It does not purport to be anything other than a summary and you are encouraged to review the NRS and DGCL for a complete understanding of their respective provisions.

The NRS and DGCL both have provisions and limitations regarding directors’ liability.  The NRS and DGCL permit a corporation to include in its articles of incorporation or certificate of incorporation, as the case may be, a provision that eliminates or limits the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duties as a director.  Both the IT&E International Articles of Incorporation and the IT&E Delaware Certificate of Incorporation include such a provision.  However, under DGCL this provision does not eliminate or limit the liability of a director: (1) for any breach of the director’s duty of loyalty to the corporation or its shareholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) for declaration of unlawful dividends or illegal redemptions or stock repurchases; or (4) for any transaction from which the director derived an improper personal benefit.  Under the NRS, this limitation of liability is not effective for acts or omissions that involve intentional misconduct, fraud, or a knowing violation of law.  While these provisions provide directors with protection from awards for monetary damages for breaches of their duty of care, it does not eliminate that duty.  Accordingly, these provisions have no effect on the availability of equitable remedies like an injunction or rescission based on a director’s breach of his duty of care.  These provisions apply to an officer only if he/she is also a director and is acting in the capacity as a director, and does not apply to officers who are not directors.

Both the NRS and DGCL generally permit a corporation to indemnify its officers and directors against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a third-party action, other than a derivative action, and against expenses actually and reasonably incurred in the defense or settlement of a derivative action, provided that there is a determination that the individual acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation.  That determination must be made, in the case of an individual who is a director or officer, at the time of the determination:  (i) by a majority of the disinterested directors, even though less than a quorum; (ii) by independent legal counsel, regardless of whether a quorum of disinterested directors exists; or (iii) by a majority vote of the shareholders, at a meeting at which a quorum is present.  Both the NRS and DGCL require indemnification of directors and officers for expenses relating to a successful defense on the merits or otherwise of a derivative or third-party action.  Also, both NRS and DGCL permit a corporation to advance expenses relating to the defense of any proceeding to directors and officers contingent upon those individuals’ commitment to repay any advances unless it is determined ultimately that those individuals are entitled to be indemnified.

Under the DGCL, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares entitled to vote in an election of directors unless provided otherwise by the corporation’s certificate of incorporation.  Under the NRS, any director may be removed by the vote of shareholders representing not less than two-thirds of the voting power entitled to vote.

Under the DGCL, the board of directors can amend the bylaws of a corporation only if the right to do so is expressly conferred upon the board of directors in its certificate of incorporation.  In contrast, under NRS the directors are free to amend the bylaws.  The IT&E Delaware bylaws include such a provision allowing the Board to amend the bylaws.

Under the NRS and DGCL, unless the articles of incorporation or certificate of incorporation, as the case may be, of a corporation otherwise provide, amendments of the articles of incorporation or certificate of incorporation, as the case may be, generally require the approval of the holders of a majority of the outstanding stock entitled to vote on the amendment, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of shares of that class or series or would adversely affect the rights, powers or preferences of that class or series, a majority of the outstanding stock of that class or series also would be required to approve the amendment.

The NRS provides that any merger, consolidation or share exchange of a Nevada corporation, as well as the sale, lease, exchange or disposal of all or substantially all of its assets not in the ordinary course of business, generally must be recommended by the board of directors and approved by a vote of a majority of the outstanding shares of stock of the corporation entitled to vote on such matters, unless the articles of incorporation provides otherwise.  Under the NRS, the vote of the shareholders of a corporation surviving a merger is not required if:  (i) the articles of incorporation of the surviving domestic corporation will not differ from its articles before the merger; (ii) each shareholder of the surviving domestic corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger; (iii) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than twenty percent (20%) the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (iv) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than twenty percent (20%) the total number of participating shares outstanding immediately before the merger. The DGCL contains similar provisions.

The NRS generally restricts the ability of a company to engage in business combinations with an “interested shareholder” (generally any holder of ten percent (10%) or more of the outstanding voting stock of the company) during the three (3) years following the date such shareholder became an interested shareholder, subject to certain limited exceptions.  The DGCL contains similar provisions, with the exception that an “interested stockholder” under the DGCL shall generally mean any holder of fifteen percent (15%) or more of the outstanding voting stock of the company.  As permitted by the DGCL, the New Certificate will expressly elect not to be governed by this provision of the DGCL.

Under the NRS and DGCL, a special meeting of shareholders can be called by the corporation’s board of directors or by any person or persons as may be authorized by the corporation’s articles of incorporation or certificate of incorporation, as applicable, or bylaws.  Under each of the bylaws of IT&E International and the bylaws of IT&E Delaware special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the president or by the Board of Directors, and shall be called by the President at the request of the holders of not less than twenty five percent (25%) of all the outstanding shares of the corporation entitled to vote at the meeting.

Both the NRS and the DGCL permit corporate action without a meeting of shareholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the articles of incorporation or the certificate of incorporation, as applicable, or bylaws expressly provide otherwise. Our existing bylaws and IT&E Delaware’s bylaws expressly allow our shareholders to act by written consent.

Neither the NRS nor the DGCL provide that shareholders have the right to cumulate votes in an election of directors, unless expressly set forth in the articles of incorporation or certificate of incorporation, as the case may be.  Neither our Articles of Incorporation nor the Certificate of Incorporation of IT&E Delaware allow for cumulative voting in the election of directors.

Under both the NRS and DGCL, any shareholder with a proper purpose may inspect and copy the books, records and shareholder lists of the corporation.

Appraisal Rights

You may be entitled to dissenters’ rights of appraisal with respect to the Reincorporation.  For further information and a description of the procedures to be followed in order to demand appraisal, refer to the Section in this Information Statement entitled “Dissenters’ Right of Appraisal” below.

ACTION NO. 2: APPROVE IT&E DELAWARE CERTIFICATE OF INCORPORATION

Our Board and shareholders have approved the Certificate of Incorporation attached to this information statement as Appendix “B” (the “New Certificate”).

The New Certificate:  (i) increases the number of authorized shares of common stock from 250,000,000 shares to 650,000,000 shares, (ii) eliminates reference to the existing Series A Preferred Stock, and (iii) authorizes the issuance of up to 10,000,000 shares of preferred stock with rights, preferences and privileges to be designated by the Board from time to time.

Elimination of Existing Series A Convertible Preferred Stock

In order to facilitate an equity financing, the holders of a majority of our Series A Preferred Stock consented and agreed to convert all of the outstanding Series A Preferred Stock into common stock at a conversion ratio of one (1) share of Series A Preferred Stock to ten (10) shares of common stock.  On November 4, 2005, the Company converted 2,820,000 shares of Series A Preferred Stock into 28,200,000 shares of common stock upon receipt of notice of such conversion from the holders of such Series A Preferred Stock.  In connection with the conversion of the Series A Preferred, our New Certificate will not contain any reference to the rights, preferences and privileges of our existing Series A Preferred Stock.

Increase in Authorized Common Stock and Authorization of Blank Check Preferred Stock

Our Board has determined that it is in the best interests of the Company and its shareholders to increase the number of authorized shares of our common stock and to authorize the issuance of preferred stock with rights, preferences and privileges to be determined by our Board from time to time in order to allow the Company to raise capital through the issuance of such newly authorized shares to certain investors.  In addition, we may use such additional common stock or preferred stock as consideration in future acquisitions, although we have not currently identified any such acquisition candidates.

Be advised that the issuance of such preferred stock will dilute our existing shareholders and that our Board does not intend to solicit further approval from our shareholders prior to designating the rights, preferences or privileges of any such preferred stock, including, without limitation, rights as to dividends, conversion, voting, liquidation preference or redemption, which in each case may be superior to the rights of our common stock, or prior to the issuance of any such shares of preferred stock.

Effectiveness

We will file the New Certificate with the Secretary of State of the State of Delaware on the date that is twenty (20) days after the date on which this Information Statement is mailed to our stockholders.  Upon the filing of the New Certificate with the Secretary of State of the State of Delaware the New Certificate will become effective and will become our governing charter document.

ACTION NO. 3: APPROVE REVERSE STOCK SPLIT

The Board of Directors has determined it is in the best interests of the Company and our shareholders to effect a reverse stock split at any time prior to November 9, 2006 based upon an exchange ratio not to exceed twenty five (25) shares to one (1) share (the “Reverse Split”).

Consequences of the Reverse Split

The effect of such Reverse Split may increase the trading price of our common stock and could therefore create greater investor interest in our common stock and possibly enhance the marketability of our common stock to the financial market.  In addition, the reduction in the number of outstanding shares, together with the increased number of authorized shares, as discussed above, will provide the Company with additional authorized but unissued shares which could be used for future acquisitions or mergers or to otherwise carry out the Company’s business objectives.  Although the Reverse Split may increase the market price of our common stock, the actual effect of the Reverse Split on the market price cannot be predicted.  The market price of the common stock may not rise in proportion to the reduction in the number of shares outstanding as a result of the Reverse Split.  Further, there is no assurance that the Reverse Split will lead to a sustained increase in the market price of the common stock.  The market price of the common stock may also change as a result of other unrelated factors, including the Company’s operating performance and other factors related to the business of the Company as well as general market conditions.  The Reverse Split will affect all of the holders of the Company’s stock uniformly and will not affect any shareholder’s percentage ownership interest in the Company or proportionate voting power, except for minor changes that will result from the rounding of fractional shares, as discussed below.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Split.  Shareholders who would otherwise be entitled to receive fractional shares because they hold a number of shares that is not evenly divisible by the Reverse Split ratio selected by the Board will receive one (1) additional share of the IT&E Delaware common stock in lieu of such fractional share.

Registered and Beneficial Stockholders

Upon a Reverse Split, we intend to treat stockholders holding the Company’s common stock in “street name,” through a bank, broker, or other nominee, in the same manner as registered stockholders whose shares are registered in their names.  Banks, brokers, or other nominees will be instructed to effect the Reverse Split for their beneficial holders holding the Company’s common stock in “street name.”  However, these banks, brokers, or other nominees may have different procedures than registered stockholders for processing the Reverse Split.  If you hold your shares with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your nominee.

Accounting Matters

The Reverse Split will not affect the par value of our common stock.  As a result, as of the effective time of the Reverse Split, the stated capital attributable to the common stock on our balance sheet will be reduced proportionately based on the Reverse Split ratio selected by our Board of Directors, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced.  The per-share net income or loss and net book value of our common stock will be restated because there will be fewer shares of our common stock outstanding.

Procedure for Effecting the Reverse Split

If the Board decides to implement the Reverse Split at any time after the date the New Certificate is filed but prior to November 9, 2006, we will promptly file a Certificate of Amendment to our New Certificate with the Secretary of State of the State of Delaware, in the form attached hereto as Appendix “C” to amend the New

Certificate with a provision effecting the Reverse Split.  If the Board of Directors determines the Reverse Split ratio and decides to implement the Reverse Split prior to the date on which the New Certificate is filed, we will include a provision in the New Certificate that will effect the Reverse Split.  The Reverse Split will become effective at the discretion of the Board of Directors (the “Reverse Split Effective Date”), however no later than November 9, 2006.  The Reverse Split will take place on the Reverse Split Effective Date without any further action on the part of shareholders.  Beginning on the Effective Date, each certificate representing pre-Reverse Split shares will be deemed, for all corporate purposes, to evidence ownership of post-Reverse Split shares.

IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES REPRESENTING THE NUMBER OF SHARES OF STOCK EACH HOLDER IS ENTITLED TO RECEIVE AS A RESULT OF THE REVERSE SPLIT.

No Appraisal Rights

Under the DGCL, our stockholders will not be entitled to appraisal rights in connection with the Reverse Split.  Furthermore, the Company does not intend to independently provide stockholders with any such rights.

Federal Income Tax Consequences of the Reverse Split

The following is a summary of certain material United States federal income tax consequences of the Reverse Split, does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Split and is included for general information only.  Further, it does not address any state, local or foreign income or other tax consequences.  Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities.  The discussion is based on the provisions of the United States federal income tax as of the date hereof, which is subject to change retroactively as well as prospectively.  This summary also assumes that the pre-Reverse Split shares were, and the post-Reverse Split shares will be, held as a “capital asset,” as defined in the Code (i.e., generally, property held for investment).  The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder.  Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Split.  As used herein, the term United States holder means a stockholder that is, for federal income tax purposes: a citizen or resident of the United States; a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any State of the United States or the District of Columbia; an estate the income of which is subject to federal income tax regardless of its source; or a trust if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust.

No gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-Reverse Split shares for post-Reverse Split shares pursuant to the Reverse Split.  The aggregate tax basis of the post-Reverse Split shares received in the Reverse Split will be the same as the stockholder’s aggregate tax basis in the pre-Reverse Split shares exchanged therefore.  The stockholder’s holding period for the post-Reverse Split shares will include the period during which the stockholder held the pre-Reverse Split shares surrendered in the Reverse Split.

Our view regarding the tax consequences of the Reverse Split is not binding on the Internal Revenue Service or the courts.

ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE SPLIT.

ACTION NO. 4: CREATION OF SERIES D PREFERRED STOCK

Our Board and shareholders have approved the creation of a Series D Convertible Preferred Stock and adopted the Certificate of Designations attached to this information statement as Appendix “D” (the “Certificate of Designations”) which sets forth the rights, preferences and privileges of the Series D Convertible Preferred Stock (the “Series D Preferred Stock”).  The Board has authorized the issuance of up to 16,500 shares of Series D Preferred Stock.  The Series D Preferred Stock, when issued, will be senior in rights, preferences and privileges to the shares of IT&E Delaware’s common stock as set forth in the Certificate of Designations.

Upon filing the Certificate of Designations, the shares of Series D Preferred Stock will be issued upon the automatic conversion of those certain senior secured convertible promissory notes (the “Senior Notes”) issued by the Company pursuant to that certain Securities Purchase Agreement between the Company and the purchasers set forth on the signature pages thereto (the “Purchasers”) dated November 9, 2005 (the “Securities Purchase Agreement”).  At the initial closing pursuant to the Securities Purchase Agreement, the Company issued Senior Notes in the aggregate principal amount of $7,000,000.  The Securities Purchase Agreement also provides for the purchase and sale of additional Senior Notes at a second closing, to occur prior to December 31, 2005, of up to an additional aggregate principal amount of $4,500,000.  In addition, pursuant to the Securities Purchase Agreement the Company has given ComVest Investment Partners II LLC (“ComVest”) the right to purchase an additional Senior Note in the principal amount of up to $5,000,000 (the “ComVest Option”).  The Senior Notes shall automatically convert into a number of shares of the Company’s Series D Preferred Stock equal to the total outstanding principal amount under all issued and outstanding Senior Notes divided by $1,000 upon the filing of the Certificate of Designations.  Approximately $5,000,000 of the proceeds received in the sale of the Senior Notes has been used to repay certain outstanding debt of the Company and approximately $2,000,000 of the proceeds was used to acquire substantially all of the assets of Millennix Inc. including the repayment of certain debts owed by Millennix Inc.  The remaining proceeds, including those received in future closings, shall be used as working capital of the Company.

The following is a summary of the rights, preferences and privileges of the Series D Preferred Stock.

Dividends:	Holders of Series D Preferred Stock are not entitled to receive dividends.

Liquidation Preference:

In the event of any liquidation or winding up of IT&E Delaware, the holders of Series D Preferred Stock will be entitled to receive, in preference to the holders of the IT&E Delaware common stock, an amount per share equal to the stated value per share, initially $1,000, subject to weighted average anti-dilution adjustments (the “Liquidation Preference”). If the assets and funds thus distributed among the holders of the Series D Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of IT&E Delaware legally available for distribution shall be distributed ratably among the holders of the Series D Preferred Stock in proportion to the preferential amount each such holder is otherwise entitled to receive. All remaining proceeds thereafter shall be shared pro rata by the holders of common stock and the holders of the Series D Preferred Stock (on an as converted basis). A consolidation or merger of IT&E Delaware or sale of all or substantially all of its assets in a transaction in which IT&E Delaware’s stockholders prior to such transaction hold less than fifty percent (50%) of the voting power of the surviving or acquiring entity shall be deemed a liquidation or winding up for purposes of the Liquidation Preference.

Redemption:

IT&E Delaware has the right, upon written notice to the holders of Series D Preferred Stock, to redeem any of the holder’s Series D Preferred Stock, if the following conditions are met: (i) a majority of the independent non-employee members of the Board of Directors (as “independent” is defined in Rule 10A-3 of the Exchange Act) have affirmatively voted in favor of the redemption; (ii) the closing price of the common stock has traded at or above a price equal to $0.30 for a period of twenty (20) days prior to the redemption notice; and (iii) IT&E Delaware has achieved a pre-tax income per share of common stock (calculated on a fully-diluted basis after giving effect to the issuance of the common stock underlying the Series D Preferred Stock, and using the Treasury Method for options and warrants) of at least $0.015 per share for the prior trailing four (4) quarters (excluding any non-recurring extraordinary expenses). IT&E Delaware may exercise this right by delivering $0.001 per share of common stock issuable upon the conversion of the Series D Preferred Stock being redeemed.

Optional Conversion:

The Series D Preferred Stock will be convertible into common stock at any time, at the sole option of each holder. The conversion ratio is determined by dividing the Liquidation Preference by the then-current conversion price for the Series D Preferred Stock. The initial conversion price for the Series D Preferred

Stock is $0.07 (the “Conversion Price”).

Anti-Dilution:

The Conversion Price of the Series D Preferred Stock is subject to adjustment on a weighted average anti-dilution basis if IT&E Delaware sells shares of equity securities, or is deemed to have sold shares of equity securities, at a purchase price less than the then-effective Conversion Price for the Series D Preferred Stock, subject to certain standard and customary exceptions.

There shall also be a proportional adjustment to the Series D Preferred Stock Conversion Price in the event of stock splits, stock dividends, recapitalizations, combinations and the like.

Voting:

A holder of Series D Preferred Stock will have the right to that number of votes equal to the number of shares of common stock issuable upon conversion of the Series D Preferred Stock held by such holder. Except as otherwise provided by law or otherwise set forth herein, the Series D Preferred Stock and the common stock shall vote together on all other matters.

Board of Directors:

Pursuant to the Certificate of Designations, for so long as the Series D Preferred Stock is outstanding, the authorized number of members of the Board of Directors shall be seven (7) and the holders of Series D Preferred Stock, voting as a separate class, shall be entitled to elect five (5) members to the Board of Directors.

Protective Covenants:

So long as any of the shares of Series D Preferred Stock remain outstanding, the consent of at least a majority of the Series D Preferred Stock, voting as a separate class, will be required for IT&E Delaware to undertake any of the following actions:

•      alter, amend or repeal (whether by merger, consolidation or otherwise) the rights, preferences or privileges of the Series D Preferred Stock or any capital stock of IT&E Delaware so as to affect adversely the Series D Preferred Stock;

•      alter, amend or repeal, the Certificate of Incorporation or Bylaws, in a manner that would adversely affect the voting power of the Series D Preferred Stock or any other rights or privileges of the holders of the Series D Preferred Stock;

•      create any new class or series of capital stock having a preference over the Series D Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation (“Senior Securities”);

•      create any new class or series of capital stock ranking pari passu with the Series D Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of IT&E Delaware (“Pari Passu Securities”);

•      increase the authorized number of shares of Series D Preferred Stock,

•      issue any Senior Securities or Pari Passu Securities;

•      issue or sell any shares of common stock or securities convertible into common stock for no consideration or for a consideration per share less than the then in effect Conversion Price, except that, no adjustment to the Conversion Price will be made in the case of (i) shares of common stock options or shares of common stock issued upon the exercise of any such options to employees, officers or directors of IT&E Delaware pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of IT&E Delaware or a majority of the members of a committee of non-employee directors established for such purpose, (ii) securities upon the exercise of or conversion of any convertible securities, options or warrants issued and outstanding on November 9, 2005, provided that such securities have not been amended, (iii) the securities issued or issuable hereunder or pursuant to that certain Securities Purchase Agreement between the Company and the purchasers set forth on the signature pages thereto, dated as November 9, 2005, (iv) issuances in connection with mergers, acquisitions, joint ventures or other transactions with an unrelated third party in a bona fide transaction the purpose of which is not fundraising, or (v) issuances at fair market value to the IT&E Delaware’s suppliers, consultants and other providers of services and goods not to exceed $100,000 to any one person, and not to exceed an aggregate of $250,000 in any fiscal year without the prior written consent of the holders of a majority of shares of Series D Preferred Stock;

•      increase the par value of the common stock;

•      directly or indirectly pay or declare any dividend, make any distribution upon, redeem or repurchase any shares of capital stock (except a dividend on, or distribution upon, the Series D Preferred Stock or pursuant to a stock option or award under a plan approved by the Board of Directors); (ii) agree to any provision in any agreement that would impose any restriction on our ability to honor the exercise of any rights of the holders of the Series D Preferred Stock;

•      enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property, the rendering of any service or the payment of any management, advisory or similar fees, with any of its affiliates, unless such transaction is (i) in the ordinary course of business, and (ii) upon fair and reasonable terms no less favorable to IT&E Delaware than it would obtain in a comparable arm’s length transaction with a person which is not an affiliate; or

•      do any act or thing not authorized or contemplated by the Certificate of Designations which would result in taxation of the holders of shares of the Series D Preferred Stock under Section 305 of the Code (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

Registration Rights:

IT&E Delaware will be obligated to file a re-sale registration statement registering the shares of common stock issuable upon conversion of the Series D Preferred Stock within fifteen (15) days after the earlier to occur of: (i) the exercise in full of the ComVest Option, or (ii) the expiration of the ComVest Option.

ACTION NO. 5: APPROVE AMENDMENT TO COMPANY’S 2005 EQUITY INVENTIVE PLAN

Our Board has adopted, and the shareholders have approved, an amendment to the IT&E International Group 2005 Equity Incentive Plan (the “Plan”), under which employees, consultants and directors may receive grants of stock options, restricted stock awards and stock bonuses (collectively, “Stock Awards”) to increase the maximum number of shares that have been reserved for issuance under the Plan from 7,500,000 to 25,000,000.  The principal features of the Plan are summarized below.  Such summary is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached as Appendix “E” to this proxy statement.

Terms and Conditions of the Plan

We believe that our ability to award incentive compensation based on equity in the Company is critical to our success in remaining competitive and attracting, motivating and retaining key personnel.  The efforts and skill of our employees and other personnel who provide services to the Company generate much of the growth and success of our business. We believe that a broad-based equity incentive program will help us to be highly successful in motivating and rewarding the efforts of our employees and other valuable personnel. By giving our employees, consultants and directors an opportunity to share in the growth of our equity, we will be aligning their interests with those of our shareholders. Our employees, consultants and directors understand that their stake in our Company will have value only if, working together, we create value for our shareholders.  We anticipate that awards under the Plan will generally vest over a period of time, giving the recipient an additional incentive to provide services over a number of years and build on past performance. We believe that, if approved, the Plan will continue to help us to build a team of high achievers who have demonstrated long-term dedication and productivity and who, in turn, help us to attract like-minded individuals to our Company.

Number of Shares

Under the Plan, as amended, 25,000,000 new shares of our common stock are reserved for issuance under awards. Any shares that are represented by Stock Awards under the Plan that expire or otherwise terminate without being exercised in full will again be available for awards under the Plan.

The Plan imposes the following additional maximum limitations:

•              The number of shares of common stock issuable upon exercise of all outstanding Stock Awards, together with the total number of shares of common stock provided for under any other stock bonus or similar plan of the Company, may not exceed the applicable limitations set forth in Title 10 of the California Code of Regulations.

•              The aggregate fair market value (determined at the time of grant) of common stock with respect to which incentive stock options are exercisable for the first time by any participant during any calendar year under all equity compensation plans of the Company and its affiliates (including the Plan) may not exceed $100,000.

The number of shares reserved for issuance under the Plan are subject to adjustment to reflect certain potential subsequent changes to our capital structure, such as stock splits, stock dividends and recapitalizations.

Administration

The Plan will be administered by our Board, unless the Board decides to delegate administration of the Plan to a committee of the Board.  Any such delegation may be made only to the extent permitted by the Company’s bylaws and applicable laws and regulations.  The Board will have full power to administer the Plan and the decisions of the Board will be final and binding upon all participants.

Eligibility

The selection of the participants in the Plan will generally be determined by the Board. Employees, including those who are officers or directors of the Company or its subsidiaries and affiliates, are eligible to be selected to receive awards under the Plan. In addition, non-employee service providers, including directors, and employees of unaffiliated entities that provide bona fide services to the Company as a consultant are eligible to be selected to receive awards under the Plan.  Members of the Board are eligible for and are expected to receive grants of awards under the Plan for their services as directors.

Types of Awards

The Plan allows for the grant of stock options, restricted stock awards and stock bonuses. Subject to the terms of the Plan, the Board will determine the terms and conditions of awards, including the times when awards vest or become payable and the effect of certain events such as termination of employment.  Each grant of a Stock Award will be evidenced by an award agreement.

Stock Options.  The Board may grant either incentive stock options intended to qualify as such under Section 422 of the Code, or options not intended to so qualify (“nonstatutory options”). All incentive stock options granted under the Plan must generally have an exercise price that is at least equal to the fair market value of our underlying common stock on the grant date.  All nonstatutory options granted under the Plan must generally have an exercise price that is at least equal to eighty five percent (85%) of the fair market value of our underlying common stock on the grant date.  The closing price per share of our common stock as of November 9, 2005, as reported on the OTC Bulletin Board, was $0.17.  No stock option granted under the Plan may have a term longer than ten (10) years.  All or part of any option award may be subject to conditions and restrictions, which the Board will specify.  The exercise price of stock options may be paid, to the extent permitted by applicable laws and regulations, (i) in cash; (ii) by tendering shares of common stock of the Company that have been held by the optionee for at least six (6) months; (iii) or, pursuant to a “cashless exercise” program developed under Regulation T promulgated by the Federal Reserve Board.

Restricted Stock Awards.  The Board may grant awards of restricted common stock for a purchase price of not less than eighty five percent (85%) of the fair market value of the Company’s common stock on the date such award is made or at the time the purchase is consummated.  All or part of any restricted stock award may be subject to conditions and restrictions, which the Board will specify.

Stock Bonus Awards.  The Board may grant stock bonus awards, which are awards of common stock of the Company in consideration for past services actually rendered to the Company or a parent or subsidiary of the Company.  All or part of any stock bonus award may be subject to conditions and restrictions, which the Board will specify.

Change of Control

The Board may determine, in its discretion, whether an award issued under the Plan will become vested or exercisable, either in whole or in part, upon a change in control of the Company (as defined in the Plan).  Any rights which a participant may have upon a change in control will be set forth in the applicable award agreement.

Transferability of Awards

Awards granted under the Plan are not transferable, other than by will or pursuant to state intestate laws, unless the Board otherwise approves a transfer.

Amendment; Term and Termination

The Board may alter or amend the Plan or any Stock Award in any manner at any time.  However, no amendment to the Plan will be effective unless approved by the Company’s shareholders, to the extent such approval is necessary to satisfy the requirements of Section 422 of the Code.  The Board may suspend or terminate the Plan at any time.  Unless sooner terminated, the Plan will terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the Company’s shareholders, whichever is earlier.

Federal Income Tax Consequences

The following summary is intended only as a general guide to the United States federal income tax consequences under current law of incentive stock options and nonstatutory stock options, which are authorized for grant under the Plan. It does not attempt to describe all possible federal or other tax consequences of participation in the Plan, tax consequences of all of the types of awards which may be granted under the Plan, or tax consequences based on particular circumstances. The tax consequences may vary if options are granted outside the United States.

Incentive Stock Options

An option holder recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Option holders who dispose of the shares acquired under an incentive stock option after two years following the date the option was granted and after one year following the exercise of the option will normally recognize a capital gain or loss upon a sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If an option holder satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an option holder disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the option holder upon the disqualifying disposition of the shares generally will result in a deduction by the Company for federal income tax purposes.

Nonstatutory Stock Options

Options not designated or qualifying as incentive stock options will be non-qualified stock options having no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a non-qualified stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a non-qualified stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as a capital gain or loss. No tax deduction is available to the Company with respect to the grant of a non-qualified stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a non-qualified stock option.

Other Considerations

The Code allows publicly-held corporations to deduct compensation in excess of $1,000,000 paid to the corporation’s chief executive officer and its four other most highly compensated executive officers in office at the end of the tax year if the compensation is payable solely based on the attainment of one or more performance goals and certain statutory requirements are satisfied. We intend for compensation arising from grants of awards under the Plan which are based on performance goals to be deductible by us as performance-based compensation not subject to the $1,000,000 limitation on deductibility.

Awards under the Plan

Options granted under the Plan will be granted at the discretion of the Board, and, accordingly, are not yet determinable.  Benefits under the Plan will depend on a number of factors, including the fair market value of the

Company’s common stock on future dates, and actual Company performance against performance goals established with respect to performance awards, if any.  Consequently, other than the options described below, it is not possible to determine the benefits that might be received by participants under the Plan.

The Company has previously granted options to purchase 13,965,750 shares of common stock under the Plan, to certain persons as follows:

Name and Position	Shares of Common Stock	Exercise Price
Peter R. Sollenne - Chief Executive Officer and Director	687,500	$0.25
	600,000	$0.19
	1,285,000	$0.19
	2,500,000	$0.17
Kelly Alberts - President, Chief Operating Officer and Director	81,250	$0.25
	225,000	$0.19
	2,500,000	$0.17
Anthony Allocca - Vice President - Operations and Director	65,000	$0.25
	100,000	$0.19
	1,250,000	$0.17
David Vandertie - Chief Financial Officer	500,000	$0.25
	250,000	$0.19
	800,000	$0.17
Gene Resnick, M.D. - Senior Vice President	1,000,000	$0.17
Executive Group	11,843,750	$0.17 - $0.25
Non-Executive Officer Employee Group	2,122,000	$0.17 - $0.25

IT&E Delaware will adopt and assume IT&E International Group’s 2005 Equity Incentive Plan and each outstanding option granted pursuant thereto at the effective time of the Reincorporation.

ACTION NO. 6: APPOINT DIRECTORS TO THE BOARD OF DIRECTORS

On November 9, 2005, Anthony Allocca resigned as a member of the Company’s Board, leaving five (5) vacancies on the Board.  The sitting members of the Board appointed Michael Falk and Cecilio Rodriguez to the Board to fill two (2) existing vacancies on the Board.  A majority of the shareholders of the Company then ratified the appointment of Mr. Falk and Mr. Rodriguez to the Board.  In addition, a majority of the shareholders of the Company appointed Robert D. Tucker to fill one (1) of the additional existing vacancies on the Board of Directors, subject only to the expiration of the applicable waiting period prescribed by Rule 14c-2 of the Exchange Act.  At the expiration of such waiting period, Mr. Tucker’s appointment will become effective and we will have two (2) remaining vacancies on our Board.

MANAGEMENT

Set forth below are the name, age, position and a brief account of the business experience of each of our executive officers and directors as of November 9, 2005.

Name	Position	Age
Peter R. Sollenne	Chief Executive Officer and Director	57
Kelly Alberts	President, Chief Operating Officer and Director	37
Anthony Allocca	Vice President – Operations and Director	62
David Vandertie	Chief Financial Officer	44
Gene Resnick, M.D.	Senior Vice President and President of the Millennix Division	56
Michael Falk	Director	43
Cecilio M. Rodriguez	Director	46
Robert D. Tucker	Director	72

PETER R. SOLLENNE.  Mr. Sollenne has served as our Chief Executive Officer since December 2003.  From May 2000 to December 2003, Mr. Sollenne was President and Chief Executive Officer at FastBreak Growth, Inc. a strategic management consulting and  business solutions company.  From December 1998 to May 2000, Mr. Sollenne was Chief Executive Officer, President and Chief Operating Officer of re-Solutions, Inc., an information technology professional services company.  Mr. Sollenne received his Bachelors of Science in Accounting/Business Administration from Boston College and is a Certified Public Accountant.

KELLY ALBERTS.  Mr. Alberts has served as our President and Chief Operating Officer since our inception in 1996.  Mr. Alberts received his Bachelors of Science from the University of Iowa.

ANTHONY ALLOCCA.  Mr. Allocca has served as our Vice President of Operations since our inception in 1996.  Mr. Allocca is a graduate of the University of Maryland and served in the United States Air Force.

DAVID VANDERTIE.  Mr. Vandertie has served as our Chief Financial Officer since January 2005.  From June 2004 to December 2004, Mr. Vandertie was a financial consultant.  From May 2002 to June 2004, Mr. Vandertie was Vice President and Chief Financial Officer at Althea Technologies, Inc., a biotech contract service organization.  From June 2000 to May 2002, Mr. Vandertie was Director of Finance and Purchasing at Torrey Mesa Research Institute, a subsidiary of Syngenta AG.  From April 1999 to June 2000, Mr. Vandertie was Corporate Controller at Quidel Corporation, a manufacturer of diagnostic test kits. Mr. Vandertie is a graduate of the University of Wisconsin, Whitewater, where he earned a Bachelor of Business Administration Degree in Accounting, and is a Certified Public Accountant.

GENE RESNICK, M.D.  Dr. Resnick has served as our Senior Vice President and President of the Millennix Division since November 2005.  From 1997 through November 2005, Dr. Resnick served as President and Chief Executive Officer of Millennix Inc., a Contract Research Organization specializing in oncology, immunology, gene therapy, vaccines, complex infectious diseases, metabolic disease and other chronic indications.  Dr. Resnick received his Bachelor of Science degree from Cornell University and his medical degree from Cornell University Medical College.

MICHAEL FALK.  Mr. Falk is the co-founder of Commonwealth Associates, L.P., a New York based merchant bank founded in 1988, and served as the Chairman and Chief Executive Officer from 1995 until 2002.  Currently, he is Chairman and principal member of Commonwealth Associates Group Holdings, LLC (“CAGH”), the Managing Member of ComVest II Partners, LLC and various related investment partnerships.  ComVest II Partners is the Managing Member of ComVest.  Mr. Falk is a designee of the holders of a majority of the amount outstanding under the Senior Notes.

CECILIO RODRIGUEZ.  Mr. Rodriguez has served as the Chief Financial Officer of CAGH and various related investment partnerships since May 2004.  From October 2000 to May 2004, Mr. Rodriguez was Senior Vice President and Corporate Controller of Jet Aviation International, a multinational aviation services corporation.  Mr. Rodriguez is a designee to the Board of the holders of a majority of the amount outstanding under the Senior Notes.

ROBERT D. TUCKER.  Mr. Tucker is the Chairman and Chief Executive Officer of MBC Direct, LLC, a financial card services company he founded in 2002.  Mr. Tucker also acts as Chairman and Chief Executive Officer of Throwleigh Technologies, LLC, a plasma research company he co-founded in 1995.  In 1997, Mr. Tucker co-founded Specialty Surgicenters, Inc. for whom he served as Chairman and Chief Executive Officer until 2001 and also as a member of the board of directors until 2004 when the business was acquired.  Mr. Tucker was a member of the board of directors of Horizon Medical Products, Inc. from 2001 until its merger with RITA Medical Systems  (“RITA”) in 2004.  Mr. Tucker resigned from the RITA board of directors in late 2005.  Mr. Tucker is a graduate of Georgia State University.  Mr. Tucker is a designee to the Board of the holders of a majority of the amount outstanding under the Senior Notes.

Board Meetings and Committees

During the fiscal year ended December 31, 2004, our Board held four (4) meetings.  During the 2004 fiscal year, no director attended fewer than seventy five percent (75%) of the number of meetings of the Board held during the period such director served on the Board.

On October 31, 2005, our Board established an Audit Committee and a Compensation Committee.

Our Board has not established a nominating committee.  Each member of our Board participates in the consideration of nominees for our Board.  Our Board does not have a formal policy with respect to consideration of director candidates recommended by the Company’s security holders, but will consider such candidates.  Our Board feels that it is appropriate not to have such a formal policy because of the small size of our Board and Company.  Any shareholder may make recommendations to our Board for membership on the Board by sending a written statement of the qualifications of the recommended individual to: IT&E International Group, Chief Executive Officer, 505 Lomas Santa Fe Drive, Suite 200, Solana Beach, California 92075.  Such recommendations should be received no later than sixty (60) days prior to the annual meeting for which the shareholder wishes his or her recommendation to be considered.  The Board will evaluate candidates recommended by shareholders on the same basis as it evaluates other candidates.

In evaluating potential candidates for membership on our Board, our Board may consider such factors as it deems appropriate.  These factors may include judgment, skill, diversity, integrity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. While the Board has not established any specific minimum qualifications for director nominees, the Board believes that demonstrated leadership, as well as significant years of service, in an area of endeavor such as business, law, public service, related industry or academia, is a desirable qualification for service as a director of the Company.

Audit Committee

Our Board has established an Audit Committee and has adopted an Audit Committee Charter which is attached hereto as Appendix “F”.  The Audit Committee advises and makes recommendations to the Board concerning our internal controls, our independent auditors and other matters relating to our financial activities and reporting.  The Audit Committee is comprised of Cecilio Rodriguez and Peter Sollenne.  Mr. Rodriguez is our Audit Committee financial expert.  Mr. Rodriguez is not “independent” pursuant to the definition of Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards because Mr. Rodriguez is an affiliate of ComVest and ComVest Advisors LLC both of which have received advisory or other compensatory fees in connection with the sale of the Senior Notes and financial advisory services provided to the Company, respectively.  Mr. Sollenne is also not “independent” pursuant to the definition of Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards based on Mr. Sollenne’s position as an executive officer of the Company.

Compensation Committee

Our Board has established a Compensation Committee and has adopted a Compensation Committee Charter.  The Compensation Committees advises and makes recommendations to the Board concerning the compensation of directors, officers and senior management.  The Compensation Committee is comprised of Michael Falk, Robert D. Tucker and Kelly Alberts.  Mr. Tucker is the chair of the Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than ten percent (10%) of a registered class of our equity securities to file with the Securities and Exchange Commission (the “Commission”) initial reports of ownership and reports of changes in ownership of our common stock and our other equity securities.  Directors, executive officers and greater than ten percent (10%) shareholders are required by Commission regulation to furnish us with copies of all Section 16(a) reports they file.  Based solely on our review of the copies of such forms received by us, we believe that all reporting requirements under Section 16(a) for the fiscal year ended December 31, 2004 were met in a timely manner by our directors, executive officers and greater than ten percent (10%) beneficial owners.

Communications with the Board of Directors

Shareholders who wish to communicate with members of the Board may send correspondence to them in care of:  IT&E International Group, Chief Executive Officer, 505 Lomas Santa Fe Drive, Suite 200, Solana Beach, California 92075.

EXECUTIVE COMPENSATION

The following table sets forth the total compensation for our Chief Executive Officer and each of our other current executive officers as of December 31, 2004 for services rendered during such period and each of the two (2) prior fiscal years and whose salaries plus bonus for 2004 exceeded $100,000.  We refer to these executives collectively as the “Named Executive Officers.”

SUMMARY COMPENSATION TABLE

		Annual Compensation
Name & Principal Position	Year	Salary	Bonus
Peter R. Sollenne	2004	$175,000	—
Chief Executive Officer and Director	2003	—	—
	2002	—	—
Kelly Alberts	2004	$144,615	—
President, Chief Operating Officer and Director	2003	$167,500	—
	2002	$16,461	—
Anthony Allocca	2004	$132,500	—
Vice President – Operations and Director	2003	$132,500	—
	2002	$11,923	—
David Vandertie(1)	2004	$6,250	—
Chief Financial Officer	2003	—	—
	2002	—	—

(1)           Mr. Vandertie became our Chief Financial Officer in January 2005.

Options Grants and Aggregated Option Exercises in the Last Fiscal Year

We did not have an equity incentive plan in the last fiscal year and therefore no options were granted or exercised in the fiscal year ending December 31, 2004.

Director Compensation

No compensation was paid to our directors for any service provided as a director during the fiscal year ended December 31, 2004.  We have no other formal or informal understandings or arrangements relating to compensation of our directors; however, directors may be reimbursed for all reasonable expenses incurred by them in conducting our business, including out-of-pocket expenses for such items as travel, telephone, and postage.

Employment Agreements

Mr. Sollenne

On November 9, 2005, the Company entered into an Employment Agreement with Peter Sollenne (the “Sollenne Agreement”).  The Sollenne Agreement is for a term of two (2) years and provides that Mr. Sollenne shall be paid an annual base salary of $259,000.  In addition, Mr. Sollenne is eligible to receive an annual bonus as determined by the Company’s board of directors.  If Mr. Sollenne is terminated without “cause” or resigns for “good reason” as those terms are defined in the Sollenne Agreement, then the Company is obligated to pay Mr. Sollenne an amount equal to the greater of twelve (12) months annual base salary or the amount of base salary Mr. Sollenne would have been paid from the date of termination until the end of the employment term.  In addition, in connection with entering into the Sollenne Agreement, the Company granted Mr. Sollenne an option to purchase 2,500,000 shares of the Company’s common stock at an exercise price of $0.17 per share with the shares subject to the option vesting at a rate of twenty five percent (25%) on the first anniversary of the grant date and the remainder of the shares subject to the option vesting in equal monthly installments over the next thirty six (36) months.

Mr. Alberts

On November 9, 2005, the Company entered into an Employment Agreement with Kelly Alberts (the  “Alberts Agreement”).  The Alberts Agreement is for a term of two (2) years and provides that Mr. Alberts shall be paid an annual base salary of $259,000.  In addition, Mr. Alberts is eligible to receive an annual bonus as determined by the Company’s board of directors.  If Mr. Alberts is terminated without “cause” or resigns for “good reason” as those terms are defined in the Alberts Agreement, then the Company is obligated to pay Mr. Alberts an amount equal to the greater of twelve (12) months annual base salary or the amount of base salary Mr. Alberts would have been paid from the date of termination until the end of the employment term.  In addition, in connection with entering into the Alberts Agreement, the Company granted Mr. Alberts an option to purchase 2,500,000 shares of the Company’s common stock at an exercise price of $0.17 per share with the shares subject to the option vesting at a rate of twenty five percent (25%) on the first anniversary of the grant date and the remainder of the shares subject to the option vesting in equal monthly installments over the next thirty six (36) months.

Mr. Allocca

On November 9, 2005, the Company entered into an Employment Agreement with Anthony Allocca (the “Allocca Agreement”).  The Allocca Agreement is for a term of two (2) years and provides that Mr. Allocca shall be paid an annual base salary of $175,000.  In addition, Mr. Allocca is eligible to receive an annual bonus as determined by the Company’s board of directors.  If Mr. Allocca is terminated without “cause” or resigns for “good reason” as those terms are defined in the Allocca Agreement, then the Company is obligated to pay Mr. Allocca an amount equal to the greater of twelve (12) months annual base salary or the amount of base salary Mr. Allocca would have been paid from the date of termination until the end of the employment term.  In addition, in connection with entering into the Allocca Agreement, the Company granted Mr. Allocca an option to purchase 1,250,000 shares of the Company’s common stock at an exercise price of $0.17 per share with the shares subject to the option vesting at a rate of twenty five percent (25%) on the first anniversary of the grant date and the remainder of the shares subject to the option vesting in equal monthly installments over the next thirty six (36) months.

Mr. Vandertie

On November 9, 2005, the Company entered into an Employment Agreement with David Vandertie (the “Vandertie Agreement”).  The Vandertie Agreement is for a term of two (2) years and provides that Mr. Vandertie shall be paid an annual base salary of $184,000.  In addition, Mr. Vandertie is eligible to receive an annual bonus as determined by the Company’s board of directors.  If Mr. Vandertie is terminated without “cause” or resigns for “good reason” as those terms are defined in the Vandertie Agreement, then the Company is obligated to pay Mr. Vandertie an amount equal to six (6) months annual base salary.  In addition, in connection with entering into the Vandertie Agreement, the Company granted Mr. Vandertie an option to purchase 800,000 shares of the Company’s common stock at an exercise price of $0.17 per share with the shares subject to the option vesting at a rate of twenty five percent (25%) on the first anniversary of the grant date and the remainder of the shares subject to the option vesting in equal monthly installments over the next thirty six (36) months.

Dr. Resnick

On November 9, 2005, the Company entered into an Employment Agreement with Dr. Gene Resnick (the “Resnick Agreement”).  The Resnick Agreement is for a term of two (2) years and provides that Dr. Resnick shall be paid an annual base salary of $240,000.  In addition, Dr. Resnick is eligible to receive an annual bonus as determined by the Company’s board of directors.  If Dr. Resnick is terminated without “cause” or resigns for “good reason” as those terms are defined in the Resnick Agreement, then the Company is obligated to pay Dr. Resnick an amount equal to the greater of twelve (12) months annual base salary or the amount of base salary Dr. Resnick would have been paid from the date of termination until the end of the employment term.  In addition, in connection with entering into the Resnick Agreement, the Company granted Dr. Resnick an option to purchase 1,000,000 shares of the Company’s common stock  at an exercise price of $0.17 per share with the shares subject to the option vesting at a rate of twenty five percent (25%) on the first anniversary of the grant date and the remainder of the shares subject to the option vesting in equal monthly installments over the next thirty six (36) months.

Indemnification

Our New Certificate and bylaws include provisions that allow us to indemnify our directors and officers for actions taken in such capacity, if the actions were taken in good faith and in a manner reasonably believed to be in our best interests and, in a criminal proceeding, the director or officer had no reasonable cause to believe that his conduct was unlawful. A director or officer who is successful in defending a claim will be indemnified for all expenses incurred in connection with his defense.

In addition, we may enter into indemnification agreements with certain of our officers and directors that require us to indemnify such persons against any and all expenses (including attorneys’ fees), witness fees, damages, judgments, fines, settlements and other amounts incurred in connection with any action, suit or proceeding, whether actual or threatened, to which any such person may be made a party by reason of the fact that such person is or was or at any time becomes a director, an officer or an employee of our or any of its affiliated enterprises, provided that such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to our best interest and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful.

We also maintain directors and officers insurance providing indemnification for certain of our directors, officers, affiliates, partners or employees for certain liabilities.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of ours pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable.

In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of ours  in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the November 15, 2005, IT&E International had a total of 60,086,375 shares of common stock issued and outstanding. The following table sets forth, as of November 15, 2005, the stock ownership of each executive officer and director of IT&E International, of all executive officers and directors as a group, and of each person known by IT&E International to be a beneficial owner of 5% or more of our common stock.  Unless otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as such shares.

Name and address of Beneficial Owner (1)	Shares Beneficially Owned (2)	Percentage Beneficially Owned

Executive Officers and Directors
Peter Sollenne, Chief Executive Officer and Director	1,547,347(3)	2.58%
Kelly Alberts, President, Chief Operating Officer and Director	21,277,284(4)	35.41%
Anthony Allocca, Vice President – Operations and Director	16,652,000	27.56%
David Vandertie, Chief Financial Officer	—	—
Gene Resnick, Senior Vice President	10,416,667	17.34%
Michael Falk, Director	—	—
Cecilio Rodriguez, Director	—	—
All directors and executive officers as a group (7 persons)	49,893,298	83.04%

(1)           Except as otherwise noted, the address for each person is c/o IT&E International Group, 505 Lomas Santa Fe Drive, Suite 200, Solana Beach, California  92075.

(2)           Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock listed as beneficially owned by them.  A person is deemed to be the beneficial holder of securities that can be acquired by such person within sixty (60) days from November 15, 2005 upon the exercise of warrants or options or the conversion of convertible securities.  Each beneficial owner’s percentage ownership is determined by including shares underlying options, warrants or convertible securities which are exercisable or convertible by such person currently or within sixty (60) days following November 15, 2005, and excluding shares underlying options, warrants or convertible securities held by any other person.

(3)           Includes 175,347 shares of common stock subject to options held by Mr. Sollenne.

(4)           Includes 11,284 shares of common stock subject to options held by Mr. Alberts.

SECURITY OWNERSHIP OF CERTAIN FUTURE BENEFICIAL OWNERS AND MANAGEMENT
FOLLOWING THE FILING OF THE CERTIFICATE OF DESIGNATIONS

The following table sets forth, as of the date the Certificate of Designations is filed with the Secretary of State of the State of Delaware, the number of shares of common stock and Series D Preferred Stock of IT&E Delaware expected to be owned of record and beneficially by persons who are directors and executive officers of IT&E Delaware, by persons who are expected to then hold 5% or more of the outstanding common stock and Series D Preferred Stock of IT&E Delaware and all expected future officers and directors as a group.

Title of Class	Name and address of Beneficial Owner (1)	Shares Beneficially Owned (2)	Percentage Beneficially Owned

	Executive Officers and Directors:
Common	Peter Sollenne, Chief Executive Officer and Director	1,559,500(3)	2.6%
Common	Kelly Alberts, President, Chief Operating Officer and Director	21,278,152(4)	35.41%
Common	Anthony Allocca, Vice President – Operations and Director	16,652,000	27.56%
Common	David Vandertie, Chief Financial Officer	—	—
Common	Gene Resnick, Senior Vice President	10,416,667	17.34%
Common	Michael Falk, Director	295,714,197(5)	83.11%
Preferred		13,800(6)	92%
Common	Cecilio Rodriguez, Director	—	—
Common	Robert D. Tucker, Director	—	—
Common	All directors and executive officers as a group (9) persons (7)	49,751,805	82.91%

	5% Stockholders:
Common	ComVest Investment Partners II LLC, One North Clematis	295,714,197(8)	83.11%
Preferred	Street, Suite 300, West Palm Beach, Florida 33324, Attention: Carl Kleidman	13,800(9)	92%
Common	Charles McCall, 1002 Rhodes Villa Ave, Delray Beach,	21,428,565(10)	26.29%
Preferred	Florida 33483	1,000(11)	10%
Common	Matthew Dontzin, 6 East 81st Street, New York, New York	4,285,713(12)	6.66%
Preferred	10028	200(13)	2%

(1)           Except as otherwise noted, the address for each person is c/o IT&E International Group, 505 Lomas Santa Fe Drive, Suite 200, Solana Beach, California  92075.

(2)           Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock listed as beneficially owned by them.  A person is deemed to be the beneficial holder of securities that can be acquired by such person within sixty (60) days from the filing of the Certificate of Designations upon the exercise of warrants or options or the conversion of convertible securities.  Each beneficial owner’s percentage ownership is determined by including shares underlying options, warrants or convertible securities which are exercisable or convertible by such person currently or within sixty (60) days following the filing date of the Certificate of Designations, and excluding shares underlying options, warrants or convertible securities held by any other person.

(3)           Includes 187,500 shares of common stock subject to options held by Mr. Sollenne.

(4)           Includes 12,152 shares of common stock subject to options held by Mr. Alberts.

(5)           Includes warrants to purchase common stock and shares of common stock issuable upon the conversion of shares of Series D Preferred Stock to be held of record by ComVest.  Mr. Falk is the Managing Partner of ComVest and as such may be deemed to have indirect beneficial ownership of all shares beneficially owned by ComVest.  Mr. Falk disclaims any beneficial ownership of all such shares.

(6)           Include shares of Series D Preferred Stock to be held of record by ComVest.  Mr. Falk is the Managing Partner of ComVest and as such may be deemed to have indirect beneficial ownership of all shares beneficially owned by ComVest.  Mr. Falk disclaims any beneficial ownership of all such shares.

(7)           Includes shares and options exercisable within 60 days held of record by the named officers and directors.

(8)           Consists of warrants to purchase 41,428,559 shares of common stock issued at the initial closing of the sale of the Senior Notes, warrants to purchase 21,428,565 shares of common stock that will be issued at the second closing of the sale of Senior Notes that will occur prior to December 31, 2005, an additional warrant for 35,714,275 shares of common stock that ComVest has the option to acquire prior to May 9, 2006, 125,714,248 shares of common stock issuable upon conversion of the shares of Series D Preferred Stock to be held by ComVest upon conversion of the Senior Notes into shares of Series D Preferred Stock and 71,428,550 shares of common stock issuable upon the conversion of the shares of Series D Preferred Stock to be held by ComVest upon conversion of the Senior Notes into shares of Series D Preferred Stock, if any, that ComVest may acquire pursuant to the ComVest Option.  ComVest Partners II LLC (“ComVest II”) is the managing member of ComVest, the managing member of ComVest II is Commonwealth Associates Group Holdings, LLC (“CAGH”), Mr. Falk is the Chairman and principal member of CAGH and Robert Priddy is a member of ComVest II.  Messrs. Falk and Priddy, by virtue of their status as managing members of ComVest II (the managing member of ComVest) and as the principal members of ComVest and ComVest II, may be deemed to have indirect beneficial ownership of all of the shares beneficially owned by ComVest.  Messrs. Falk and Priddy disclaim any beneficial ownership of all such shares.

(9)           Consists of 8,800 shares of Series D Preferred Stock issuable to ComVest upon the conversion of the Senior Notes which shall automatically occur upon the filing of the Certificate of Designations and an additional 5,000 shares of Series D Preferred Stock that ComVest has the option to acquire prior to May 6, 2006.  Each share of Series D Preferred Stock shall be convertible at the option of the holder into 14,285.71 shares of common stock.  ComVest Partners II LLC (“ComVest II”) is the managing member of ComVest, the managing member of ComVest II is Commonwealth Associates Group Holdings, LLC (“CAGH”), Mr. Falk is the Chairman and principal member of CAGH and Robert Priddy is a member of ComVest II.  Messrs. Falk and Priddy, by virtue of their status as managing members of ComVest II (the managing member of ComVest) and as the principal members of ComVest and ComVest II, may be deemed to have indirect beneficial ownership of all of the shares beneficially owned by ComVest.  Messrs. Falk and Priddy disclaim any beneficial ownership of all such shares.

(10)         Consists of a warrant to purchase 7,142,855 shares of common stock issued at the initial closing of the sale of the Senior Notes and 14,285,710 shares of common stock issuable upon conversion of the shares of Series D Preferred Stock to be held by Mr. McCall upon conversion of the Senior Notes into shares of Series D Preferred Stock.

(11)         Consists of 1,000 shares of Series D Preferred Stock issuable to Mr. McCall upon the conversion of the Senior Notes which shall automatically occur upon the filing of the Certificate of Designations.  Each share of Series D Preferred Stock shall be convertible at the option of the holder into 14,285.71 shares of common stock.

(12)         Consists of a warrant to purchase 1,428,571 shares of common stock issued at the initial closing of the sale of the Senior Notes and 2,857,142 shares of common stock issuable upon conversion of the shares of Series D Preferred Stock to be held by Mr. Dontzin upon conversion of the Senior Notes into shares of Series D Preferred Stock.

(13)         Consists of 200 shares of Series D Preferred Stock issuable to Mr. Dontzin upon the conversion of the Senior Notes which shall automatically occur upon the filing of the Certificate of Designations.  Each share of Series D Preferred Stock shall be convertible at the option of the holder into 14,285.71 shares of common stock.

Change in Control of Company

On November 9, 2005, ComVest acquired control of the Company.  ComVest purchased Senior Notes in the aggregate principal amount of $5,800,000 which are automatically convertible into 5,800 shares of Series D Preferred Stock, subject only to the filing of the Certificate of Designations with the relevant Secretary of State.

Each share of Series D Preferred Stock, when issued, will be convertible at the option of the holder into 14,285.71 shares of the Company’s common stock.  ComVest was also issued warrants to purchase up to 41,428,559 shares of the Company’s common stock which are immediately exercisable for a period of four (4) years.  Therefore, ComVest beneficially owns approximately 67.41% of the Company’s outstanding common stock.  ComVest acquired control of the Company from Kelly Alberts and Anthony Allocca.  Pursuant to the Certificate of Designations, the holders of Series D Preferred Stock will have the right to elect five (5) members to the board of directors and the holders of common stock have the right to elect two (2) members to the board of directors. In addition, at a second closing which shall occur prior to December 31, 2005, ComVest is obligated under the Securities Purchase Agreement to purchase additional Senior Notes or shares of Series D Preferred Stock for an aggregate purchase price of $3,000,000.  If ComVest acquires Senior Notes at the Second Closing, the Senior Notes will be automatically convertible into 3,000 shares of Series D Preferred Stock, subject only to the filing of the Certificate of Designations with the relevant Secretary of State.  At the Second Closing, ComVest will also be issued warrants to purchase up to 21,428,565 shares of the Company’s common stock which will be immediately exercisable for a period of four (4) years.  Subsequent to the Second Closing, ComVest will beneficially own approximately 75.84% of the Company’s outstanding common stock.  ComVest additionally has an option to purchase additional Senior Notes or shares of Series D Preferred Stock for an aggregate purchase price of $5,000,000 prior to May 6, 2006.  If ComVest acquires Senior Notes pursuant to the ComVest Option, the Senior Notes will be automatically convertible into 5,000 shares of Series D Preferred Stock, subject only to the filing of the Certificate of Designations with the relevant Secretary of State.  Pursuant to the ComVest Option, ComVest will also be issued a warrant to purchase up to 35,714,275 shares of the Company’s common stock which will be immediately exercisable for a period of four (4) years.  Subsequent to the closing of the ComVest Option, if any, ComVest will beneficially own 83.11% of the Company’s outstanding common stock.

ADDITIONAL INFORMATION

We will furnish without charge to any shareholder, upon written or oral request, any documents filed by us pursuant to the Exchange Act.  Requests for such documents should be address to IT&E International Group, 505 Lomas Santa Fe Drive, Suite 200, Solana Beach, California  92075.  Documents filed by us pursuant to the Exchange Act may be reviewed and/or obtained through the Commission’s Electronic Data Gathering Analysis and Retrieval System, which is publicly available through the Commission’s website at http://www.sec.gov.

DISSENTERS’ RIGHT OF APPRAISAL

Holders of the common stock of IT&E International that follow the appropriate procedures may be entitled to dissent from the consummation of the Reincorporation and receive payment of the fair value of their shares under Sections 92A.300 through 92A.500 of the Nevada General Corporation Law.  The following discussion summarizes the material applicable provisions of the Nevada dissenters’ rights statute.  You are urged to read the full text of the Nevada dissenters’ rights statute, which is reprinted in its entirety and attached as Appendix “G” to this Information Statement.  A person having a beneficial interest in shares of IT&E International’s common stock that are held of record in the name of another person, such as a bank, broker or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner if such person wishes to perfect any dissenters’ rights such person may have.  This discussion and Appendix G should be reviewed carefully by you if you wish to exercise statutory dissenters rights or wish to preserve the right to do so, because failure to strictly comply with any of the procedural requirements of the Nevada dissenters’ rights statute may result in a termination or waiver of dissenters’ rights under the Nevada dissenters’ rights statute.

Under the Nevada dissenters’ rights statute, you have the right to dissent from the Reincorporation and demand payment of the fair value of your shares of IT&E International common stock.  If you elect to dissent, you must file with IT&E International a written notice of dissent stating that you intend to demand payment for your shares of IT&E International common stock if the Reincorporation is consummated.  Such written notice of dissent must be filed with IT&E International within twenty (20) days after receipt of this Information Statement.  If you fail to comply with this notice requirement, you will not be entitled to dissenters’ rights.  The “fair value” of the shares as used in the Nevada dissenters’ rights statute is the value of the shares immediately before the effectuation of the proposed Reincorporation, including an appreciation or depreciation in anticipation of the Reincorporation unless exclusion would be inequitable.

Within ten (10) days after the effective time of the Reincorporation, IT&E International will give written notice of the effective time of the Reincorporation by certified mail to each shareholder who filed a written notice of dissent.  The notice must also state where demand for payment must be sent and where share certificates shall be deposited, among other information.  Within thirty (30) days following the date such notice is delivered, the dissenting shareholder must make a written demand on IT&E International for payment of the fair value of his, her or its shares and deposit his, her or its share certificates in accordance with the notice.

Within thirty (30) days after the receipt of demand for the fair value of the dissenters’ shares, IT&E International will pay each dissenter who complied with the required procedures the amount it estimates to be the fair value of the dissenters’ shares, plus accrued interest.  Additionally, IT&E International shall mail to each dissenting shareholder a statement as to how fair value was calculated, a statement as to how interest was calculated, a statement of the dissenters’ right to demand payment of fair value under Nevada law, and a copy of the relevant provisions of Nevada law.  A dissenting shareholder, within thirty (30) days following receipt of payment for the shares, may send IT&E International a notice containing such shareholder’s own estimate of fair value and accrued interest, and demand payment for that amount less the amount received pursuant to IT&E International’s payment of fair value to such shareholder.

If a demand for payment remains unsettled, IT&E International shall petition the court to determine fair value and accrued interest.  If IT&E International fails to commence an action within sixty (60) days following the receipt of the shareholder’s demand, IT&E International shall pay to the shareholder the amount demanded by the shareholder in the shareholder’s notice containing the shareholder’s estimate of fair value and accrued interest.

All dissenting shareholders, whether residents of Nevada or not, must be made parties to the action and the court shall render judgment for the fair value of their shares.  Each party must be served with the petition.  The judgment shall include payment for the amount, if any, by which the court finds the fair value of such shares, plus interest, exceeds the amount already paid.  If the court finds that the demand of any dissenting shareholder for payment was arbitrary, vexatious or otherwise not in good faith, the court may assess costs, including reasonable fees of counsel and experts, against such shareholder.  Otherwise the costs and expenses of bringing the action will be determined by the court.  In addition, reasonable fees and expenses of counsel and experts may be assessed against IT&E International if the court finds that it did not substantially comply with the requirements of the Nevada dissenters’ rights statute or that it acted arbitrarily, vexatiously, or not in good faith with respect to the rights granted to dissenters under Nevada law.

IF YOU WISH TO SEEK DISSENTERS’ RIGHTS, YOU ARE URGED TO REVIEW THE APPLICABLE NEVADA STATUTES ATTACHED TO THIS DOCUMENT AS APPENDIX G.

IF YOU FAIL TO COMPLY STRICTLY WITH THE PROCEDURES DESCRIBED ABOVE, YOU WILL LOSE YOUR APPRAISAL RIGHTS. CONSEQUENTLY, IF YOU WISH TO EXERCISE YOUR APPRAISAL RIGHTS, WE STRONGLY URGE YOU TO CONSULT A LEGAL ADVISOR BEFORE ATTEMPTING TO EXERCISE YOUR APPRAISAL RIGHTS.

By Order of the Board of Directors,

/s/ Peter Sollenne
Chief Executive Officer

Appendix A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER, dated as of December    , 2005 (the “Agreement), is made by and between IT&E International Group., a Nevada corporation (“IT&E Nevada”), and IT&E International, Inc., a Delaware corporation (“IT&E Delaware”).  IT&E Nevada and IT&E Delaware are sometimes referred to herein as the “Constituent Corporations.”

RECITALS

A.            IT&E Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 660,000,000 shares, 650,000,000 of which are common stock, $0.001 par value per share, and 10,000,000 of which are preferred stock, $0.001 par value per share.  As of the date hereof, 100 shares of common stock of IT&E Delaware were issued and outstanding, all of which were held by IT&E Nevada, and no shares of preferred stock were issued and outstanding.

B.            IT&E Nevada is a corporation duly organized and existing under the laws of the State of Nevada and has an authorized capital of 250,000,000 shares of common stock, $.001, and 2,820,000 of which are preferred stock, $0.001 par value, all of which are designated as Series A Preferred Stock.  As of the date hereof, [                      ] shares of common stock of IT&E Nevada were issued and outstanding.

C.            The Board of Directors of IT&E Nevada has determined that, for the purpose of effecting the reincorporation of IT&E Nevada in the State of Delaware, it is advisable and in the best interests of IT&E Nevada and its shareholders that IT&E Nevada merge with and into IT&E Delaware upon the terms and conditions herein provided.

D.            The respective Boards of Directors of IT&E Delaware and IT&E Nevada have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholders and shareholders and executed by the undersigned officers.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, IT&E Delaware and IT&E Nevada hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

ARTICLE I

MERGER

1.             Merger.  In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the Nevada General Corporation Law, IT&E Nevada shall be merged with and into IT&E Delaware (the “Merger”), the separate existence of IT&E Nevada shall cease and IT&E Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware.  IT&E Delaware shall be, and is herein sometimes referred to as, the “Surviving Corporation.”  The name of Surviving Corporation shall be IT&E International, Inc.

a.             Filing and Effectiveness.  The Merger shall become effective when the following actions shall have been completed: (i) this Agreement and the Merger shall have been adopted and approved by the shareholders and sole stockholder of each Constituent Corporation, as applicable, in accordance with the requirements of the Nevada General Corporation Law and the Delaware General Corporation Law; (ii) all of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; (iii) an executed certificate of merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and (iv) an executed certificate of merger or an executed counterpart of this Agreement meeting the requirements of the Nevada General Corporation Law shall have been filed with the Secretary of State of the State of Nevada.  The date and time when the Merger shall become effective, as aforesaid, is herein called the “Effective Date of the Merger.”

b.             Effect of Merger.  Upon the Effective Date of the Merger, the separate existence of IT&E Nevada shall cease and IT&E Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and IT&E Nevada’s Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of IT&E Nevada in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of IT&E Nevada as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of IT&E Nevada in the same manner as if IT&E Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the Nevada General Corporation Law.

ARTICLE II

CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

1.             Certificate of Incorporation.  The certificate of incorporation of IT&E Delaware as in effect immediately prior to the Effective Date of the Merger, a copy of which is attached hereto as Exhibit A, shall continue in full force and effect as the certificate of incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.             Bylaws.  The bylaws of IT&E Delaware as in effect immediately prior to the Effective Date of the Merger, a copy of which is attached hereto as Exhibit B, shall continue in full force and effect as the bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

3.             Directors and Officers.  The directors and officers of IT&E Nevada immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving

Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, or the certificate of incorporation of the Surviving Corporation or the bylaws of the Surviving Corporation.

ARTICLE III

MANNER OF CONVERSION OF STOCK

1.             IT&E Nevada Common Stock.  Upon the Effective Date of the Merger, each share of IT&E Nevada common stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) share of fully paid and non-assessable shares of common stock, $0.001 par value per share, of the Surviving Corporation and each stock certificate representing common stock of IT&E Nevada outstanding as of the effective time shall thereafter represent a number of shares of common stock of the Surviving Corporation equal to the number of shares of common stock of IT&E Nevada represented by such certificate immediately prior to the Effective Date of the Merger.

2.             IT&E Delaware Common Stock.  Upon the Effective Date of the Merger, each share of IT&E Delaware common stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by IT&E Delaware, the holder of such shares or any other person, be cancelled and returned to the status of authorized but unissued shares.

3.             IT&E Nevada Options and Equity Incentive Plan.  Upon the Effective Date of the Merger, each share of IT&E Nevada subject to an issued and outstanding stock option grant (each, a “IT&E Nevada Option”) shall be converted into and become rights with respect to IT&E Delaware common stock, and IT&E Delaware shall assume each such IT&E Nevada Option in accordance with the terms and conditions of the IT&E Nevada 2005 Equity Incentive Plan (the “IT&E Nevada Plan”) which shall also be assumed by IT&E Delaware.  From and after the Effective Date of the Merger, each IT&E Nevada Option may be exercised solely for shares of IT&E Delaware common stock and otherwise shall continue in full force and effect and the other terms and provisions of such IT&E Nevada Options shall remain unchanged; provided however, that each IT&E Nevada Option assumed by IT&E Delaware shall, in accordance with its terms remain subject to all further adjustments as provided in the IT&E Nevada Plan, as assumed by IT&E Delaware, or in the granting documentation for such IT&E Nevada Option.

4.             IT&E Nevada Warrants.  Following the Effective Date of the Merger, all warrants to purchase shares of IT&E Nevada common stock (“IT&E Nevada Warrants”) shall remain in effect in accordance with their terms except that each IT&E Nevada Warrant shall be a warrant to purchase shares of IT&E Delaware common stock.

5.             Exchange of Certificates.  After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of IT&E Nevada common stock may, at such shareholder’s option, surrender the same for cancellation to Holladay Stock Transfer, Inc., as exchange agent (the “Exchange Agent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation’s common stock into which the surrendered shares were converted as set forth in

Article III, Section 1 above.  Unless and until so surrendered, each outstanding certificate theretofore representing shares of IT&E Nevada common stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation’s common stock into which such shares of IT&E Nevada common stock were converted in the Merger as set forth in Article III, Section 1 above.  The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of common stock of the Surviving Corporation represented by such outstanding certificate as provided above.  Each certificate representing common stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of IT&E Nevada so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.  If any certificate for shares of the Surviving Corporation’s common stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to IT&E Delaware or the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or established to the satisfaction of IT&E Delaware that such tax has been paid or is not payable.

ARTICLE IV

GENERAL

1.             Covenants of IT&E Delaware.  IT&E Delaware covenants and agrees that it will, on or before the Effective Date of the Merger: (a) file any and all documents with the State of Nevada necessary for the assumption by IT&E Delaware of all of the franchise tax liabilities of IT&E Nevada; and (b) take such other actions as may be required by the Nevada General Corporation Law.

2.             Further Assurances.  From time to time, as and when required by IT&E Delaware or by its successors or assigns, there shall be executed and delivered on behalf of IT&E Nevada such deeds and other instruments, and there shall be taken or caused to be taken by IT&E Delaware and IT&E Nevada such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by IT&E Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of IT&E Nevada and otherwise to carry out the purposes of this Agreement, and the officers and directors of IT&E Delaware are fully authorized in the name and on behalf of IT&E Nevada or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

3.             Abandonment.  At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either IT&E Nevada or of IT&E Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of IT&E Nevada or the sole stockholder of IT&E Delaware, or both.

4.             Amendment.  The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of Delaware and Nevada, provided that an amendment made subsequent to the adoption of this Agreement by the shareholders or sole stockholder of either Constituent Corporation, as applicable, shall not: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (b) alter or change any term of the certificate of incorporation of the Surviving Corporation to be effected by the Merger; or (c) allow or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

5.             Agreement.  Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 505 Lomas Santa Fe Drive, Suite 200, Solana Beach , California  92075.

6.             Governing Law.  This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the Nevada General Corporation Law.

7.             Counterparts.  In order to facilitate the filing and recording of this Agreement, the same may be executed in two counterparts, by facsimile, or both, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto executed this Agreement as of the day and year first written above.

IT&E INTERNATIONAL GROUP

By:

Print Name:	Peter Sollenne
Title:	Chief Executive Officer

IT&E INTERNATIONAL, INC.

By:

Print Name:	Peter Sollenne
Title:	Chief Executive Officer

Appendix B

CERTIFICATE OF INCORPORATION
OF
IT&E INTERNATIONAL, INC.

The undersigned, a natural person (the “Sole Incorporator”) for the purpose of organizing a corporation to conduct the business and promote the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware hereby certifies that:

ARTICLE I

The name of this corporation is IT&E International, Inc. (the “Corporation”).

ARTICLE II

The address of the registered office of this Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, City of Wilmington 19808, County of New Castle, and the name of the registered agent of the Corporation in the State of Delaware is Corporation Service Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law (“DGCL”).

ARTICLE IV

(A)          Classes of Stock.  The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.”  The total number of shares which the Corporation is authorized to issue is six hundred sixty million (660,000,000) shares, each with a par value of $0.001 per share.  Six hundred fifty million (650,000,000) shares shall be Common Stock and ten million (10,000,000) shares shall be Preferred Stock.

(B)           Rights, Preferences and Restrictions of Preferred Stock.  The Preferred Stock authorized by this Certificate of Incorporation may be issued in one or more series.  The Board of Directors of the Corporation (the “Board of Directors”) is authorized to designate, determine, alter or eliminate any or all of the rights, preferences, privileges and restrictions granted to or imposed upon any series of Preferred Stock, and to fix, alter, or reduce the number of shares comprising any such series (but not below the number of such shares then outstanding) and the designation thereof, or any of them, and to provide for rights and terms of redemption or conversion of the shares of any such series in accordance with the DGCL.

(C)           Rights, Preferences and Restrictions of Common Stock.  The rights, preferences, privileges, and restrictions granted to and imposed on the Common Stock are as set forth below in this Article IV(C).

1.             Dividend Rights.  Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

2.             Redemption.  The Common Stock is not redeemable.

3.             Voting Rights.  Each holder of Common Stock shall have the right to one vote per share of Common Stock, and shall be entitled to notice of any stockholders’ meeting in accordance with the bylaws of the Corporation, and shall be entitled to vote upon such matters as may be provided by law.

(D)          [Reverse Stock Split.  Upon this Certificate of Incorporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), each                             (    ) shares of the Corporation’s Common Stock issued and outstanding immediately prior to the Effective Time will be and is automatically reclassified as and converted (without any further act) into one (1) fully-paid and nonassessable share of Common Stock of the Corporation; provided, however, that no fractional shares of Common Stock of the Corporation shall be issued and in lieu of any fractional shares of Common Stock of the Corporation which any stockholder would otherwise be entitled to receive pursuant hereto, such stockholder shall be entitled to receive from the Corporation one additional share of Common Stock of the Corporation.]

ARTICLE V

(A)          Amendment of Bylaws.  The Board of Directors is expressly empowered to adopt, amend or repeal bylaws of the corporation.  The stockholders shall also have power to adopt, amend or repeal the bylaws of the corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the bylaws of the corporation.

(B)           Special Meetings.  Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption) or (iv) by the holders of shares entitled to cast not less than twenty-five percent (25%) of the votes at the meeting, and shall be held at such place, on such date, and at such time as the Board of Directors shall fix.

ARTICLE VI

The number of directors constituting the entire Board of Directors shall be as set forth in or determined pursuant to the Bylaws of the Corporation.  Subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors.  Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified.  A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, removal, or resignation of any director.

ARTICLE VII

Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of Title 8 if the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of section 279 of Title 8 of the Delaware Code, order a meeting of creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such a manner as such Court directs.  If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, such compromise or arrangement and such reorganization shall, if sanctioned by the Court to which such application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

ARTICLE VIII

(A)          Indemnification.  To the fullest extent permitted by law, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), liability, loss, judgment, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in manner reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceedings, had no reasonable cause to believe his or her conduct was unlawful.  The termination of any action, upon a plea of nolo contendere or equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect of any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

(B)           Undertaking.  Such indemnity shall inure to the benefit of the heirs, executors and administrators of any such person so indemnified pursuant to this Article VIII.  The right to indemnification under this Article VIII shall be a contract right and shall include, with respect to directors and officers, the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its disposition; provided however, that, if the DGCL requires, the payment of such expenses incurred by a director or officer in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article VIII or otherwise.  The Corporation may, by action of its Board of Directors, pay such expenses incurred by employees and agents of the Corporation upon such terms as the Board of Directors deems appropriate.  Such indemnification and advancement of expenses shall be in addition to any other rights to which those seeking indemnification and advancement of expenses may be entitled under any law, Bylaw, agreement, vote of stockholders, or otherwise.

(C)           Insurance.  The Corporation may, to the fullest extent permitted by applicable law, at any time without further stockholder approval, purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under applicable law.

(D)          Prospective Repeal or Amendment.  Any repeal or amendment of this Article VIII by the stockholders of the Corporation or by changes in applicable law shall, to the extent permitted by applicable law, be prospective only, and shall not adversely affect any right to indemnification or advancement of expenses of a director or officer of the Corporation existing at the time of such repeal or amendment.  In addition to the foregoing, the right to indemnification and advancement of expenses shall be to the fullest extent permitted by the DGCL or any other applicable law and all amendments to such laws as hereafter enacted from time to time.

ARTICLE IX

No director of the Corporation shall have any personal liability to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that this provision eliminating such personal liability of a director shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under §174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit.  If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.

ARTICLE X

All of the powers of this Corporation, insofar as the same may be lawfully vested by this Certificate of Incorporation in the Board of Directors, are hereby conferred upon the Board of Directors of this Corporation.

ARTICLE XI

The election of directors need not be by written ballot unless otherwise provided in the bylaws of the Corporation.

ARTICLE XII

The Corporation elects not to be governed by Section 203 of the Delaware General Corporation Law.

ARTICLE XIII

The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, not withstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal this Article XIII, Article V, Article VI, Article VIII or Article IX.

***

ARTICLE

The name and address of the Sole Incorporator is as follows:

Dalen Copeland
402 West Broadway, Suite 2300
San Diego, CA 92101

[Remainder of Page Intentionally Left Blank]

In Witness Whereof, this Certificate has been subscribed this    th day of                          , 200   by the undersigned who affirms that the statements made herein are true and correct.

Dalen Copeland
Sole Incorporator

Appendix C

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION

IT&E International, Inc.(the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”) does hereby certify:

FIRST: That at a meeting of the Board of Directors of the Corporation resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and that the directors took action to authorize this amendment pursuant to authority granted by a majority of the Stockholders of the Corporation pursuant to the bylaws of the Corporation and Section 228 of the General Corporation Law of the State of Delaware.  The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of the Corporation be amended by inserting the following paragraph following the current text of Article IV:

“(D) Reverse Stock Split  Upon this Certificate of Amendment becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), each                       (   ) shares of the Corporation’s common stock, par value $.001 per share, issued and outstanding immediately prior to the Effective Time will be and is automatically reclassified as and converted (without any further act) into one (1) fully-paid and nonassessable share of common stock, par value $.001 per share, of the Corporation; provided, however, that no fractional shares of common stock of the Corporation shall be issued and in lieu of any fractional shares of common stock of the Corporation which any stockholder would otherwise be entitled to receive pursuant hereto, such stockholder shall be entitled to receive from the Corporation one additional share of common stock of the Corporation.”

SECOND: That thereafter, in accordance with Section 228 of the General Corporation Law of the State of Delaware, a majority of the outstanding stock entitled to vote thereon, and a majority of the outstanding stock of each class entitled to vote thereon as a class, approved the foregoing amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this                                day of                     , 200  .

Peter Sollenne, Chief Executive Officer

C-1

Appendix D

CERTIFICATE OF
DESIGNATIONS, PREFERENCES, AND RIGHTS

of

SERIES D CONVERTIBLE PREFERRED STOCK

of

IT&E INTERNATIONAL, INC.

(Pursuant to Section 151 of the
Delaware General Corporation Law)

IT&E INTERNATIONAL, INC. a corporation organized and existing under the Delaware General Corporation Law (the “Corporation”), hereby certifies that the following resolutions were adopted by the Board of Directors of the Corporation on October 31, 2005 pursuant to the authority of the Board of Directors as required by Section 151 of the Delaware General Corporation Law.

RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (the “Board of Directors” or the “Board”) in accordance with the provisions of its Articles of Incorporation, as amended, the Board of Directors hereby authorizes a series of the Corporation’s previously authorized Preferred Stock, par value $.001 per share, and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof as follows:

Series D Convertible Preferred Stock:

I.              DESIGNATION AND AMOUNT

The designation of this series, which consists of Fifteen Thousand (15,000) shares of Preferred Stock, is Series D Convertible Preferred Stock (the “Series D Preferred Stock”) and the stated value shall be One Thousand dollars ($1,000.00) per share (the “Stated Value”).

II.            RANK

The Series D Preferred Stock shall rank (i) prior to the Corporation’s common stock, par value $.001 per share (the “Common Stock”); (ii) prior to any class or series of capital stock of the Corporation hereafter created (collectively, with the Common Stock, “Junior Securities”); (iii) pari passu with any class or series of capital stock of the Corporation hereafter created (with the consent of the holders of Series D Preferred Stock obtained in accordance with Article VII hereof) specifically ranking, by its terms, on parity with the Series D Preferred Stock (“Pari Passu Securities”); and (iv) junior to any class or series of capital stock of the Corporation hereafter created (with the consent of the holders of Series D Preferred Stock obtained in accordance with Article VII hereof) specifically ranking, by its terms, senior to the Series D Preferred Stock (“Senior Securities”), in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

III.           DIVIDENDS

The holders of Series D Preferred Stock are not entitled to receive dividends.

IV.           LIQUIDATION PREFERENCE

A.            Liquidation Event.  If the Corporation shall commence a voluntary case under the Federal bankruptcy laws or any other applicable Federal or State bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of thirty (30) consecutive days and, on account of any such event, the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up (each such event being considered a “Liquidation Event”), no distribution shall be made to the holders of any shares of capital stock of the Corporation upon liquidation, dissolution or winding up unless prior thereto, the holders of shares of Series D Preferred Stock, shall have received the Liquidation Preference (as defined in Article IV.C.) with respect to each share.  If upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the holders of the Series D Preferred Stock and holders of Pari Passu Securities (including any dividends or distribution paid on any Pari Passu Securities after the date of filing of this Certificate of Designation) shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Corporation legally available for distribution to the Series D Preferred Stock and the Pari Passu Securities shall be distributed ratably among such shares in proportion to the ratio that the Liquidation Preference payable on each such share bears to the aggregate Liquidation Preference payable on all such shares.  Any prior dividends or distribution made after the date of filing of this Certificate of Designation shall offset, dollar for dollar, the amount payable to the class or series to which such distribution was made.  Once the holders of the Series D Preferred Stock receive their full Liquidation Preference, then the holders of the Series D Preferred Stock shall be treated as Pari Passu with the holders of Common Stock, as if the holders of the Series D Preferred Stock had converted their Series D Preferred Stock into Common Stock.

B.            Certain Acts Deemed Liquidation Event.  For purposes of IV.A section, a merger or consolidation, where existing stockholders do not retain more than 50% of the voting power or interest, a sale of all or a substantial part of the Corporation’s assets, or an acquisition of 50% or more of the voting power or interest in the corporation by a single person or a “Group” within the meaning of Section 13(d)(3) under the Exchange Act shall be deemed to be a Liquidation Event for purposes hereof.

C.            Liquidation Preference.  For purposes hereof the “Liquidation Preference” with respect to a share of the Series D Preferred Stock shall mean an amount equal to the Stated Value, subject to appropriate adjustments in the event of any stock dividend, subdivision, combination or reclassification affecting such shares, plus any distributions paid to the holders of Common Stock that the holders of the Series D Preferred Stock would receive if the Series D Preferred Stock had been converted, on a pro rata basis with all other holders of Common Stock.

V.            CONVERSION AT THE OPTION OF THE HOLDER

A.            Optional Conversion.  Each holder of shares of Series D Preferred Stock may, at its option at any time and from time to time, upon surrender of the certificates therefor, convert any or all of its shares of Series D Preferred Stock into Common Stock as set forth below (an “Optional Conversion”).  Each share of Series D Preferred Stock shall be convertible into shares of Common Stock based upon the Conversion Ratio, for purposes hereof, “Conversion Ratio” shall mean the quotient arrived at by dividing the Stated Value by the Conversion Price subject to adjustment as hereinafter provided and the conversion price shall initially be $0.07 (the “Conversion Price”).

B.            Adjustment Provisions.  The Conversion Price and number and kind of shares or other securities to be issued upon conversion determined pursuant to this Certificate of Designation shall be subject to adjustment from time to time upon the happening of certain events, as follows:

(a)           Reclassification.  If the Corporation at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, the Series D Preferred Stock, shall thereafter be deemed to evidence the right to convert the Series D Preferred Stock into an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock (i) immediately prior to, or (ii) immediately after, such reclassification or other change at the sole election of the holder of the Series D Preferred Stock.

(b)           Stock Splits, Combinations and Dividends.  If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock or any preferred stock issued by the Corporation in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

(c)           Share Issuances.  If and whenever the Company issues or sells, or in accordance with Section V.B.(c) hereof is deemed to have issued or sold, any shares of Common Stock for an effective consideration per share of less than the then Conversion Price or for no consideration, then, the Conversion Price shall be adjusted as set forth in this Section V.B.(c).  Such adjustment shall be made whenever shares of Common Stock or an instrument convertible into Common Stock are issued (except (i) pursuant to Sections V.B.(a) or (b) above; (ii) for an Exempt Issuance).  For purposes of this Section an “Exempt Issuance” shall mean the issuance of (a) shares of Common Stock options or shares of Common Stock issued upon the exercise of any such options to employees, officers or directors of the Corporation pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Corporation or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise of or conversion of any convertible securities, options or warrants issued and outstanding on November 9, 2005, provided that such securities have not been amended, (c) the securities issued or issuable hereunder or pursuant to the Securities Purchase Agreement between the Corporation and the Holder, dated as of the date hereof, (d) issuances in connection with mergers, acquisitions, joint ventures or other transactions with an unrelated third party in a bona fide transaction the purpose of which is not fundraising, or (e) issuances at fair market value to the Corporation’s suppliers, consultants and other providers of services and goods not to exceed $100,000 to any one Person, and not to exceed an aggregate of $250,000 in any fiscal year without the prior written consent of the Holder. For purposes hereof, the issuance of any security of the Corporation convertible into or exercisable or exchangeable for Common Stock shall result in an adjustment to the Conversion Price upon the issuance of such securities pursuant to the formula below.

If the Corporation issues any additional shares of Common Stock for a consideration per share less than the then-applicable Conversion Price pursuant to this Section V.B. then, and thereafter successively upon each such issue, the Conversion Price shall be adjusted by multiplying the then applicable Conversion Price by the following fraction:

A + B
(A + B) + [((C – D) x B) / C]

A =  Total amount of common shares issuable upon conversion of the Series D Preferred Stock

B =  Actual shares sold in the offering

C =  Conversion Price

D =  Offer Price

(d)           Computation of Consideration.  For purposes of any computation respecting consideration received pursuant to Section V.B.(c) above, the following shall apply:

(i)            in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Corporation for any underwriting of the issue or otherwise in connection therewith;

(ii)           in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Corporation (irrespective of the accounting treatment thereof); and

(iii)          upon any such exercise, the aggregate consideration received for such securities shall be deemed to be the consideration received by the Corporation for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Corporation upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in subsections (i) and (ii) of this Section V.B.(d)).

(e)           Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section B, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of the Series D Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.  The Corporation shall, upon the written request at any time of any holder of the Series D Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Ratio at the time in effect and (iii) the number of shares of Common Stock and the type and amount, if any, of other property which at the time would be received upon the conversion of the Series D Preferred Stock.

(f)            Readjustment.  If, at any time after any adjustment of the Conversion Price shall have been made pursuant to Section V.B.(c) as the result of any issuance of warrants, rights or convertible securities, and either (1) such warrants or rights, or the rights of conversion or exchange in such other convertible securities, shall expire, and all or a portion of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other convertible securities, as the case may be, shall not have been exercised, or (2) the consideration per share for which shares of Common Stock are issuable pursuant to such warrants or rights, or such other convertible securities, shall be increased or decreased by virtue of provisions therein contained, then such previous adjustments shall be rescinded and annulled and the additional shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation.  Thereupon, a recomputation shall be made of the effect of such rights or options or other convertible securities on the then outstanding Warrants, but not on any then outstanding Warrant Shares, on the basis of (x) treating the number of additional shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and (y) treating any such warrants or rights or any such other convertible securities which then remain outstanding as having been granted or issued immediately after the time of such increase or decrease of the consideration per share for which shares of Common Stock or other property are issuable under such warrants or rights or other convertible securities.

(g)           Change in Option Price or Conversion Rate.  If there is a change at any time in (i) the amount of additional consideration payable to the Corporation upon the exercise of any options; (ii) the amount of additional consideration, if any, payable to the Corporation upon the exercise, conversion or exchange of any warrants or rights, or such other convertible securities; or (iii) the rate at which any warrants or rights, or such other convertible securities, are convertible into or exchangeable for Common Stock (in each such case, other than under or by reason of provisions designed to protect against dilution), the Common Conversion Price or Preferred Conversion Price in effect at the time of such change will be readjusted to the Common Conversion Price or Preferred Conversion Price which would have been in effect at such time had such Options, warrants or rights, or such other convertible securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

C.            Mechanics of Conversion.  In order to convert Series D Preferred Stock into full shares of Common Stock, a holder of Series D Preferred Stock shall: (i) submit a copy of the fully executed notice of conversion in the form attached hereto as Exhibit A (“Notice of Conversion”) to the Corporation by facsimile dispatched prior to Midnight, New York City time (the “Conversion Notice Deadline”) on the date specified therein as the Conversion Date (as defined herein) (or by other means resulting in, or reasonably expected to result in, notice to the Corporation on the Conversion Date) to the office of the Corporation or its designated Transfer Agent for the Series D Preferred Stock, which notice shall specify the number of shares of Series D Preferred Stock to be converted, the Conversion Price and a calculation of the number of shares of Common Stock issuable upon such conversion (together with a copy of the first page of each certificate to be converted); and (ii) surrender the original certificates representing the Series D Preferred Stock being converted (the “Preferred Stock Certificates”), duly endorsed, along with a copy of the Notice of Conversion to the office of the Corporation or the Transfer Agent for the Series D Preferred Stock as soon as practicable thereafter.  The Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion, unless either the Preferred Stock Certificates are delivered to the Corporation or its Transfer Agent as provided above, or the holder notifies the Corporation or its Transfer Agent that such certificates have been lost, stolen or destroyed (subject to the requirements of subparagraph (a) below).  In the case of a dispute as to the calculation of the Conversion Ratio, the Corporation shall promptly issue such number of shares of Common Stock that are not disputed in accordance with subparagraph (b) below.  The Corporation shall submit the disputed calculations to its outside accountant via facsimile within five (5) business days of receipt of the Notice of Conversion.  The accountant shall audit the calculations and notify the Corporation and the holder of the results no later than 72 hours from the time it receives the disputed calculations.  The accountant’s calculation shall be deemed conclusive absent manifest error.

(a)           Lost or Stolen Certificates.  Upon receipt by the Corporation of evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing shares of Series D Preferred Stock, and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to the Corporation, and upon surrender and cancellation of the Preferred Stock Certificate(s), if mutilated, the Corporation shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date.

(b)           Delivery of Common Stock Upon Conversion.  Upon the surrender of certificates as described above together with a Notice of Conversion, the Corporation shall promptly issue after such surrender (or, in the case of lost, stolen or destroyed certificates, after provision of agreement and indemnification pursuant to subparagraph (a) above), deliver (or cause its Transfer Agent to so issue and deliver) to or upon the order of the holder (i) that number of shares of Common Stock for the portion of the shares of Series D Preferred Stock converted as shall be determined in accordance herewith and (ii) a certificate representing the balance of the shares of Series D Preferred Stock not converted, if any.

(c)           Fractional Shares.  No fractional shares of Common Stock shall be issued upon conversion of shares of Series D Preferred Stock or the issuance of Series D Preferred Stock dividends.  In lieu of any fractional shares to which the holder of Series D Preferred Stock would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of one share of Common Stock.  The fair market value of the Common Stock shall be deemed to be the average of the closing prices per share for the five trading days prior to the day of conversion.  The number of whole shares issuable to each holder upon such conversion shall be determined on the basis of the number of shares of Common Stock issuable upon conversion of the total number of shares of Series D Preferred Stock of each holder at the time converting into Common Stock.

(d)           Conversion Date.  The “Conversion Date” shall be the date specified in the Notice of Conversion, provided that the Notice of Conversion is submitted by facsimile (or by other means resulting in, or reasonably expected to result in, notice) to the Corporation or its Transfer Agent before Midnight, New York City time, on the date so specified, otherwise the Conversion Date shall be the first business day after the date so specified on which the Notice of Conversion is actually received by the Corporation or its Transfer Agent.  The person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such securities as of the Conversion Date and all rights with respect to the shares of Series D Preferred Stock surrendered shall forthwith terminate except the right to receive the shares of Common Stock or other securities or property issuable on such conversion and except that the holders preferential rights as a holder of Series D Preferred Stock shall survive to the extent the Corporation fails to deliver such securities.

D.            Reservation of Shares.  A number of shares of the authorized but unissued Common Stock sufficient to provide for the conversion of the Series D Preferred Stock outstanding (based on the Conversion Ratio then in effect) shall at all times be reserved by the Corporation, free from preemptive rights, for such conversion or exercise.  In addition, if the Corporation shall issue any securities or make any change in its capital structure which would change the number of shares of Common Stock into which each share of the Series D Preferred Stock shall be convertible, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Series D Preferred Stock.

E.             Status as Stockholders.  Upon submission of a Notice of Conversion by a holder of Series D Preferred Stock, (i) the shares covered thereby (other than the shares, if any, which cannot be issued because their issuance would exceed such holder’s allocated portion of the

Reserved Amount or Maximum Share Amount) shall be deemed converted into shares of Common Stock and (ii) the holder’s rights as a holder of such converted shares of Series D Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation.

VI.           VOTING RIGHTS

A.            Voting.  The holders of the Series D Preferred Stock are entitled to vote on all matters presented to the holders of the Common Stock.  Each share of Series D Preferred Stock entitles the holder thereof to cast that number of votes that such holder would be entitled to cast had such holder converted its Series D Preferred Stock into shares of Common Stock as of the date immediately prior to the record date for determining our shareholders eligible to vote on any such matter.

B.            Directors.

(a)           For so long as the Series D Preferred Stock is outstanding, the authorized number of members of the Board of Directors shall be seven (7), and the Company shall not change the authorized number of members of the Board of Directors without first obtaining the written consent, or affirmative vote at a meeting, of the holders of at least a majority of the then outstanding Series D Preferred Stock, consenting or voting (as the case may be) separately as a class.

(b)           For so long as the Series D Preferred Stock is outstanding, the holders of the Series D Preferred Stock, voting as a separate class, shall be entitled to elect five (5) members to the Board of Directors and each other committee of the Board of Directors and (ii) the holders of Common Stock, voting as a separate class, shall be entitled to elect two (2) members of the Board of Directors.

VII.          REDEMPTION OPTION

A.            Redemption Option of the Corporation.  The Corporation shall have the right, subject to the prior satisfaction of the conditions precedent set forth in Section B, upon delivery of written notice to the holder of Series D Preferred Stock (the “Redemption Notice”) to redeem any of the holder’s Series D Preferred Stock not converted into Common Stock (a “Preferred Redemption”).  The Preferred Redemption may be exercised by the Corporation by delivering the payment of the Preferred Redemption Price (as defined below) for the number of shares of Common Stock issuable upon conversion of the shares of Series D Preferred Stock being redeemed to the holder of his or her Series D Preferred Stock at the address of the holder provided to the Corporation, together with the Redemption Form attached hereto, duly completed and signed.  The Common Stock issuable upon conversion of the Series D Preferred Stock being redeemed under Section VIIA shall be and are deemed to be redeemed by the Corporation as of the close of business on the latest date on which the Redemption Form is delivered to the holder (which must be at least five business days after the Redemption Notice is given) and payment made therefor.  Upon receipt of the payment and the duly completed and signed Redemption

Form, the holder shall deliver its Series D Preferred Stock (which is the subject of the Redemption Form), to the Corporation within three (3) business days thereafter.  The “Preferred Redemption Price” shall mean $0.001 per share of Common Stock issuable upon conversion of the Series D Preferred Stock being redeemed.

B.            Conditions Precedent to Corporation’s Redemption Rights.  The Corporation’s right to redeem the Series D Preferred Stock, upon the affirmative vote of a majority of the independent non-employee members of the Board of Directors, as “independent” is defined in Rule 10A-3 of the Exchange Act of 1934, approving the Preferred Redemption as described above is subject to the satisfaction of the following conditions:

(a)           Minimum Closing Price.  The closing price of the Common Stock has traded at or above a price equal to $0.30 for a period of twenty (20) consecutive trading days prior to the Redemption Notice.

(b)           Pre-Tax Income.  The Corporation has achieved pre-tax income per share of Common Stock (calculated on a fully-diluted basis after giving effect to the issuance of the Common Stock underlying the Series D Preferred Stock, and using the Treasury Method for options and warrants) of at least $.015 per share for the prior trailing four quarters (excluding any non-recurring extraordinary expenses).

VIII.        PROTECTIVE PROVISIONS

So long as any shares of Series D Preferred Stock are outstanding the Corporation shall not, without first obtaining the approval (by vote or written consent), as provided by the DGCL of the holders of at least fifty percent (50%) of the then outstanding shares of Series D Preferred Stock:

(a)           alter, amend or repeal (whether by merger, consolidation or otherwise) the rights, preferences or privileges of the Series D Preferred Stock or any capital stock of the Corporation so as to affect adversely the Series D Preferred Stock;

(b)           alter, amend or repeal, the Articles of Incorporation or By-laws, in a manner that would adversely affect the voting power of the Series D Preferred Stock or any other rights or privileges of the holders of the Series D Preferred Stock;

(c)           create any new class or series of capital stock having a preference over the Series D Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation (as previously defined in Article II hereof, “Senior Securities”);

(d)           create any new class or series of capital stock ranking pari passu with the Series D Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation (as previously defined in Article II hereof, “Pari Passu Securities”);

(e)           increase the authorized number of shares of Series D Preferred Stock,

(f)            issue any Senior Securities or Pari Passu Securities;

(g)           issue or sell any shares of Common Stock or securities convertible into Common stock for no consideration or for a consideration per share less than the then in effect Conversion Ratio, except that, no adjustment to the Conversion Ratio will be made in the case of an Exempt Issuance;

(h)           increase the par value of the Common Stock;

(i)            directly or indirectly pay or declare any dividend, make any distribution upon, redeem or repurchase any shares of capital stock (except a dividend on, or distribution upon, the Series D Preferred Stock or pursuant to a stock option or award under a plan approved by the Board of Directors); (ii) agree to any provision in any agreement that would impose any restriction on our ability to honor the exercise of any rights of the holders of the Series D Preferred Stock;

(j)            enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property, the rendering of any service or the payment of any management, advisory or similar fees, with any of its affiliates, unless such transaction is (i) in the ordinary course of business, and (ii) upon fair and reasonable terms no less favorable to the Corporation than it would obtain in a comparable arm’s length transaction with a person which is not an affiliate; or

(k)           do any act or thing not authorized or contemplated by this Certificate of Designation which would result in taxation of the holders of shares of the Series D Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

IX.           ADDITIONAL COVENANTS

The Corporation shall, if so requested by Holder, promptly provide the following information:

(a)           Annual Financial Statements.  Unless filed with the Securities and Exchange Commission (the “Commission”) through EDGAR and publicly available through the EDGAR system, copies of the consolidated balance sheet of the Corporation and its subsidiaries, as of the end of the immediately preceding fiscal year and the related consolidated statements of income, stockholders’ equity and cash flows for such fiscal year, prepared in accordance with generally accepted accounting principles and certified by a firm of independent public accountants of recognized national standing or such other independent public accountants, in either case, as unanimously selected by the Board;

(b)           Quarterly Financial Statements.  Unless filed with the Commission through EDGAR and publicly available through the EDGAR system, copies of the consolidated balance sheet of the Corporation and its subsidiaries, and the related consolidated statements of income, stockholders’ equity and cash flows, unaudited but prepared in accordance with generally accepted accounting principles, such consolidated balance sheet, consolidated statements of income, stockholders’ equity and cash flows to be as of the end of each quarter following the end of the immediately preceding fiscal year, in each case with comparative statements for the prior fiscal year; provided, however, that, to the extent the information in this

Section IX is requested by the Holder, Holder shall hold and treat all such information confidential;

(c)           Accountant’s Letters.  Copies of each accountant’s management letter and other written report submitted to the Corporation by its independent public accountants in connection with an annual or interim audit of the books of the Corporation or any of its subsidiaries;

(d)           Notices.  Copies of notices of all actions that could materially and adversely affect the Corporation or any of its subsidiaries; and

(e)           Other Information.  Any other information regarding the business, prospects, financial condition, operations, property or affairs of the Corporation as Holder may reasonably request.

[END OF IT&E INTERNATIONAL, INC. SERIES D CERTIFICATE OF DESIGNATIONS]

IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Corporation this        day of                      200   .

IT&E INTERNATIONAL, INC.

By:
Peter Sollenne
Chief Executive Officer

By:
Anthony Allocca
Secretary

Appendix E

IT&E INTERNATIONAL GROUP

2005 EQUITY INCENTIVE PLAN

1.             PURPOSES.   The primary purpose of this IT&E International Group 2005 Equity Incentive Plan (the “Plan”) is to provide a means by which the Company can retain and maximize the services of its current Employees, Directors and Consultants, and secure, retain and maximize the services of new Employees, Directors and Consultants, by providing Stock Awards, including Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock Awards and stock bonuses, to such persons on the terms and conditions set forth in the Plan.  In addition, the Plan is intended to generate proceeds from the sale of Common Stock pursuant to Stock Awards that shall be used as general funds of the Company

2.             DEFINED TERMS.  Capitalized terms in this Plan shall have the meanings set forth in Appendix A attached hereto, unless defined elsewhere in this Plan or the context of their use clearly indicates a different meaning.

3.             ADMINISTRATION.

3.1          Authority of Board.  Unless and until the Board decides to delegate administration of the Plan to a Committee as set forth in Section 3.2 below, the Board shall have full authority to administer the Plan, subject only to the express provisions and limitations set forth in the Plan and any applicable laws.   Without limiting the generality of the foregoing, the Board shall be fully empowered to: (i) determine, from time to time, the recipients of Stock Awards and the terms upon which Stock Awards shall be granted to such recipients; (ii) construe and interpret, and correct any defects, omissions or inconsistencies in, the Plan and any Stock Awards; (iii) terminate, suspend or amend the Plan or any Stock Award as provided in Section 11; and (iv) exercise such powers and perform such acts consistent with the provisions of the Plan as the Board deems necessary or expedient to promote the best interests of the Company and its stockholders.  The determinations of the Board with respect to the Plan shall not be subject to review by any Person and shall be final, binding and conclusive on the Company and all other Persons.

3.2          Delegation to Committee.  In accordance with the Board’s authority under the Delaware General Corporation Law and the Company’s Bylaws, the Board may delegate administration of the Plan to a Committee, which Committee shall, upon such delegation, be empowered to exercise the full authority of the Board with respect to the Plan.

4.             COMMON STOCK SUBJECT TO THE PLAN.

4.1          Reserve Pool.  Subject to the provisions of Section 10 relating to Capitalization Adjustments, an aggregate of 25,000,000 shares of Common Stock (the “Reserve Pool”) may be issued pursuant to Stock Awards.  If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall automatically revert to the Reserve Pool and again become available for issuance under the Plan.  During the term of the Plan, the Company shall keep available in the Reserve Pool at all times a number of shares of Common Stock sufficient to satisfy all outstanding Stock Awards.

4.2          Limitation on Number of Shares.  To the extent required by CCR Title 10, the total number of shares of Common Stock issuable upon exercise of all outstanding Stock Awards, together with the total number of shares of Common Stock provided for under any stock bonus or similar plan of the Company, shall not exceed the applicable percentage as calculated in accordance with the conditions and exclusions of CCR Title 10, based on the shares of Common Stock of the Company that are outstanding at the time the calculation is made.

5.             ELIGIBILITY.

5.1          Employees.  Employees shall be eligible to receive each of the types of Stock Awards provided for in the Plan.

5.2          Directors.  Directors shall be eligible to receive each of the types of Stock Awards, except Incentive Stock Options, provided for in the Plan.

5.3          Consultants.  To the extent permitted by applicable law, consultants shall be eligible to receive each of the types of Stock Awards, except Incentive Stock Options, provided for in the Plan.

5.4          Ten Percent Stockholders.  In addition to any other applicable restrictions set forth in this Section 5, a Ten Percent Stockholder shall not be granted: (i) an Incentive Stock Option unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and such Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant; (ii) a Nonstatutory Stock Option unless the exercise price of such Nonstatutory Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant, except as otherwise permitted by CCR Title 10 at the time of the grant of the Nonstatutory Stock Option; (iii) a Restricted Stock Award unless the purchase price of the Common Stock issuable upon exercise of such Restricted Stock Award is at least one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant, except as otherwise permitted by CCR Title 10 at the time of the grant of the Restricted Stock Award.

5.5          Proprietary Information and Inventions Agreement.

(a)           Prior to being granted any Award under the Plan, each Employee shall have executed and delivered to the Company a copy of the Company’s standard proprietary information and inventions agreement or such other agreement containing similar obligations of confidentiality as may be approved by the Board at the time the Award is granted (any such agreement being referred to herein as a “Proprietary Information and Inventions Agreement”).  In the event that any Award is inadvertently granted to an Employee who has not, as of the date of such grant, entered into a Proprietary Information and Inventions Agreement with the Company, such Award shall be deemed null and void ab initio.

(b)           In the event that any Employee breaches any provision of the Proprietary Information and Inventions Agreement between such Employee and the Company, such

Employee shall no longer be eligible to receive Awards pursuant to this Plan.  Moreover, such Employee shall be deemed, as of the date of such Employee’s breach of such Proprietary Information and Inventions Agreement, to have forfeited all outstanding Awards previously granted to and then held by such Employee, regardless of whether such Awards are then vested or exercisable.

6.             PROVISIONS APPLICABLE TO ALL STOCK AWARDS.

6.1          No Stockholder Rights.  No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to any Stock Award held by such Participant unless and until such Participant has satisfied all requirements for the exercise of the Stock Award pursuant to its terms.

6.2          No Employment or Other Service Rights.  Nothing in the Plan or any Stock Award Agreement shall confer upon any Participant any right to continue to serve the Company or an Affiliate in any capacity.  Likewise, nothing in the Plan or any Stock Award shall affect the right of the Company or any applicable Affiliate to terminate: (i) the employment of an Employee with or without notice and with or without Cause; (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate; or (iii) the service of a Director pursuant to the bylaws of the Company or any applicable Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

6.3          Investment Assurances.  At any time that the issuance of the shares of Common Stock issuable upon the exercise of a Stock Award has not been registered under an effective registration statement under the Securities Act, the Company may: (i) require a Participant, as a condition of acquiring Common Stock under such Stock Award, to give written assurances satisfactory to the Company (a) as to the Participant’s knowledge and experience in financial and business matters and capability to evaluate the merits and risks of acquiring such Common Stock under such Stock Award and (b) stating that the Participant is acquiring such Common Stock under the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing such Common Stock; and (ii) place legends, including, without limitation, legends restricting the transfer of such Common Stock, on any and all stock certificates representing such Common Stock in order to comply with applicable securities laws.

6.4          Withholding Obligations.  To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; or (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the acquisition of Common Stock under the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid variable award accounting).

6.5          Vesting.  The Board or Committee may provide that the total number of shares of Common Stock subject to a Stock Award shall vest in installments over any given period of time.  Criteria for determining the vesting of shares of Common Stock subject to a Stock Award may be based solely on the passage of time or on any other criteria, including, without limitation, the performance of the Participant, deemed appropriate by the Board or Committee.

6.6          Acceleration of Exercisability and Vesting.  The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

6.7          Terms of Repurchase Options.  The terms of any repurchase option in favor of the Company with respect to shares of Common Stock issuable pursuant to a Stock Award shall be specified in the applicable Stock Award Agreement.  The price per share of Common Stock at which such repurchase option may be exercised may be either: (i) the Fair Market Value of the shares of Common Stock on the date of the termination of the applicable Participant’s Continuous Service; or (ii) the lower of (a) the Fair Market Value of the shares of Common Stock on the date of repurchase and (b) the original purchase price per share of Common Stock paid by the applicable Participant; provided, however, that terms of any repurchase option shall comply at all times with the provisions of CCR Title 10 relating to “presumptively reasonable” repurchase prices.

6.8          Information Obligation.  To the extent required by CCR Title 10, the Company shall deliver financial statements to Participants at least annually; provided, however, that the obligation to deliver financial statements shall not apply to Employees whose duties with the Company assure them access to equivalent information.

7.             OPTIONS.

7.1          Stock Award Agreements for Options.  Each Stock Award Agreement for an Option shall be in such form and shall contain such terms and conditions as the Board or Committee shall deem appropriate.  The terms and conditions of such Stock Award Agreements may change from time to time, and the terms and conditions of Stock Award Agreements for separate Options need not be identical; provided, however, that each Stock Award Agreement for an Option shall include (through incorporation of provisions hereof by reference in the Stock Award Agreement or otherwise) the substance of the provisions set forth in this Section 7.

7.2          Designation.  All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option.

7.3          Term. Subject to the provisions of Section 5.4 above, no Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

7.4          Minimum Vesting.  Notwithstanding Section 6.5 above, to the extent required by CCR Title 10: (i) Options granted to an Employee who is not an Officer, Director or Consultant

shall provide for vesting of the total number of shares of Common Stock at a rate of at least twenty percent (20%) per year over five (5) years from the date the Option was granted, subject to reasonable conditions such as Continuous Service; and (ii) Options granted to Officers, Directors or Consultants may be made fully exercisable at any time or during any period established by the Board or Committee, subject to reasonable conditions such as Continuous Service.

7.5          Consideration.

(a)           The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either: (i) in cash at the time the Option is exercised; or (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt by the Company of cash (or a check) in the amount of, or the receipt by the Company of a copy of irrevocable instructions previously delivered by the purchaser to the purchaser’s broker instructing such broker to pay to the Company an amount equal to, the aggregate exercise price for the number of shares of Common Stock being issued to the purchaser in connection with the exercise of the Option from the proceeds of the simultaneous sale of the Common Stock.

(b)           Notwithstanding Section 7.5(a) above: (i) unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes); and (ii) in the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid (a) the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement and (b) the treatment of the Option as a variable award for financial accounting purposes.

7.6          Early Exercise.  An Option may include a provision whereby the Participant may elect at any time before the Participant’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of such shares of Common Stock.  Subject to Section 6.7 above, any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

7.7          Termination of Continuous Service.

(a)           Termination Other Than for Cause or As a Result of Death or Disability.  In the event that a Participant’s Continuous Service terminates other than for Cause or as a result of the Participant’s Disability or death, the Participant may exercise his or her Option (to the extent that the Participant was entitled to exercise such Option as of the date of termination) at any time within the period (the “Post-Termination Exercise Period”) ending on the earlier of: (i) the expiration of the term of the Option as set forth in the applicable Stock

Award Agreement; or (ii) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Stock Award Agreement, which period shall not be less than thirty (30) days).  If, after the termination of such Participant’s Continuous Service, such Participant does not exercise his or her Option within such Post-Termination Exercise Period, the Option shall terminate.

(b)           Termination for Cause.  In the event a Participant’s Continuous Service is terminated for Cause, the Option shall terminate upon the termination date of such Participant’s Continuous Service, and the Participant shall be prohibited from exercising his or her Option as of the time of such termination.

(c)           Termination As a Result of Disability.  In the event that a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option (to the extent that the Participant was entitled to exercise such Option as of the date of termination), at any time during the Post-Termination Exercise Period ending on the earlier of: (i) the expiration of the term of the Option as set forth in the Stock Award Agreement; or (ii) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Stock Award Agreement, which period shall not be less than six (6) months).  If, after termination of Continuous Service, the Participant does not exercise his or her Option within such Post-Termination Exercise Period, the Option shall terminate.

(d)           Termination As a Result of Death.  In the event that a Participant’s Continuous Service terminates as a result of the Participant’s death or a Participant dies within any applicable Post-Termination Exercise Period, then such Participant’s Option may be exercised (to the extent the Participant was entitled to exercise such Option as of the date of death) by the Participant’s estate, by a Person who acquired the right to exercise the Option by bequest or inheritance or by a Person designated to exercise the option upon the Participant’s death pursuant to Section 7.8(b) or 7.9(b) below, at any time during the Post-Termination Exercise Period ending on the earlier of: (i) the expiration of the term of the Option as set forth in the Stock Award Agreement; or (ii) the date eighteen (18) months following such termination of Continuous Service (or such longer or shorter period specified in the Stock Award Agreement, which period shall not be less than six (6) months).  If, after termination of Continuous Service, the Participant does not exercise his or her Option within such Post-Termination Exercise Period, the Option shall terminate.

7.8          Special Provisions for Incentive Stock Options.

(a)           Exercise Price.  Subject to the provisions of Section 5.4 above, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Incentive Stock Option on the date the Incentive Stock Option is granted.  Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Incentive Stock Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(b)           Transferability.  An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.  Notwithstanding the foregoing, a Participant may, by delivering written notice to the Company in a form satisfactory to the Company, designate a third party who, in the event of the death of such Participant, shall thereafter be entitled to exercise such Participant’s Incentive Stock Option.

(c)           $100,000 Limitation.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year under all plans of the Company and its Affiliates exceeds $100,000, the Incentive Stock Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Stock Award Agreement(s).

7.9          Special Provisions for Nonstatutory Stock Options.

(a)           Exercise Price.  Subject to the provisions of Section 5.4 above, the exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the Common Stock subject to the Nonstatutory Stock Option on the date the Nonstatutory Stock Option is granted.  Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Nonstatutory Stock Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(b)           Transferability.  A Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and, to the extent provided in the Stock Award Agreement and as permitted by CCR Title 10 at the time of the grant of the Nonstatutory Stock Option, and shall be exercisable during the lifetime of the Participant only by the Participant.  If a Nonstatutory Stock Option does not provide for transferability, then such Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.  Notwithstanding the foregoing, a Participant may, by delivering written notice to the Company in a form satisfactory to the Company, designate a third party who, in the event of the death of such Participant, shall thereafter be entitled to exercise such Participant’s Nonstatutory Stock Option.

8.             STOCK BONUSES.

8.1          Stock Award Agreements for Stock Bonuses.  Each Stock Award Agreement for a stock bonus shall be in such form and shall contain such terms and conditions as the Board or Committee shall deem appropriate.  The terms and conditions of such Stock Award Agreements may change from time to time, and the terms and conditions of Stock Award Agreements for separate stock bonuses need not be identical; provided, however, that each Stock Award Agreement for a stock bonus shall include (through incorporation of provisions hereof by reference in the Stock Award Agreement or otherwise) the substance of the provisions set forth in this Section 8.

8.2          Consideration.  A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

8.3          Termination of Participant’s Continuous Service.  In the event that a Participant’s Continuous Service terminates, the Company may reacquire, for no consideration, any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Stock Award Agreement for the stock bonus.

8.4          Transferability.  Rights to acquire shares of Common Stock under the Stock Award Agreement for a stock bonus shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.

9.             RESTRICTED STOCK AWARDS.

9.1          Stock Award Agreements for Restricted Stock Awards.  Each Stock Award Agreement for a Restricted Stock Award shall be in such form and shall contain such terms and conditions as the Board or Committee shall deem appropriate.  The terms and conditions of such Stock Award Agreements may change from time to time, and the terms and conditions of Stock Award Agreements for separate Restricted Stock Awards need not be identical; provided, however, that each Stock Award Agreement for a Restricted Stock Award shall include (through incorporation of provisions hereof by reference in the Stock Award Agreement or otherwise) the substance of the provisions set forth in this Section 9.

9.2          Purchase Price.  At the time of grant of a Restricted Stock Award, the Board or Committee will determine the price to be paid by the Participant for each share of Common Stock subject to such Restricted Stock Award.  Subject to the provisions of Section 5.4 above, the purchase price of Restricted Stock Awards shall not be less than eighty-five percent (85%) of the Fair Market Value of the Common Stock on the date such Restricted Stock Award is made or at the time the purchase is consummated.  A Restricted Stock Award may be awarded as a stock bonus (i.e., with no cash purchase price to be paid) to the extent permissible under applicable law.

9.3          Consideration.  At the time of the grant of a Restricted Stock Award, the Board will determine the consideration permissible for the payment of the purchase price of the Restricted Stock Award.  The purchase price of Common Stock acquired pursuant to the Stock Award Agreement for the Restricted Stock Award shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; (iii) by services rendered or to be rendered to the Company; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion.

9.4          Termination of Participant’s Continuous Service.  Subject to Section 6.7, in the event that a Participant’s Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Stock Award Agreement for such Participant’s Restricted Stock Award.

9.5          Transferability.  Rights to acquire shares of Common Stock under the Stock Award Agreement for a Restricted Stock Award shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.

10.          ADJUSTMENTS UPON CHANGES IN STOCK.

10.1        Capitalization Adjustments.  If any change is made in, or other event occurs with respect to, the Common Stock of the Company without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction (each a “Capitalization Adjustment”)), the Plan will be appropriately adjusted in the class and maximum number of securities subject to the Plan pursuant to Section 4.1, and the outstanding Stock Awards will be appropriately adjusted in the class and number of securities and price per share of Common Stock subject to such outstanding Stock Awards; provided, however, that the conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company and shall not give rise to a Capitalization Adjustment pursuant to this Section 10.1.  The Board or Committee shall make such adjustments, which shall be final, binding and conclusive.

10.2        Dissolution or Liquidation.  In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to the completion of such dissolution or liquidation, and shares of Common Stock subject to any repurchase option in favor of the Company may be repurchased by the Company, notwithstanding the fact whether or not the applicable Participant’s Continuous Service has terminated.

10.3        Corporate Transaction.

(a)           In the event of a Corporate Transaction, any surviving corporation or acquiring corporation may (but need not) assume or continue any or all Stock Awards outstanding under the Plan or may (but need not) substitute similar stock awards for Stock Awards outstanding under the Plan (including an award to acquire the same consideration paid to the stockholders or the Company, as the case may be, pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company or to the acquiring corporation (or such successor’s or acquiring corporation’s parent company), if any, in connection with such Corporate Transaction.  In the event any surviving corporation or acquiring corporation elects to assume or continue any or all Stock Awards outstanding under the Plan, such Stock Awards shall remain in effect in accordance with the terms of this Plan and the applicable Stock Award Agreements, but shall thereafter represent the right to receive (upon exercise thereof in accordance with the terms of such Stock Awards, if applicable) for each share of Common Stock underlying each such Stock Award such cash, securities or other property that would have been received by the applicable Participant had such Participant exercised such Stock Award immediately prior to the effective time of the Corporate Transaction.

(b)           In the event that, in connection with a Corporate Transaction, any surviving corporation or acquiring corporation does not assume or continue any or all such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted, such Stock Awards shall terminate if not exercised (if applicable) at or prior to the effective time of such Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards held by Participants whose Continuous Service has not terminated shall (contingent upon the effectiveness of the Corporate Transaction) lapse.

10.4        Change in Control.  A Stock Award held by any Participant whose Continuous Service has not terminated prior to the effective time of a Change in Control may be subject to additional acceleration of vesting and exercisability upon or after such Change in Control as may be provided in the Stock Award Agreement for such Stock Award; provided, however, that in the absence of any such provision in the Stock Award Agreement for such Stock Award, no such acceleration shall occur.

11.          TERMINATION, SUSPENSION AND AMENDMENT.

11.1        Termination or Suspension of the Plan. The Board may suspend or terminate the Plan at any time.  Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier.  No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

11.2        Amendment of the Plan and Stock Awards.  Subject to Section 11.3 below, the Board may, from time to time, amend the Plan or any Stock Award in any manner it deems appropriate or necessary.  Notwithstanding the foregoing, except as expressly provided elsewhere in the Plan, no amendment to the Plan shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code.

11.3        No Impairment.  No termination or suspension of the Plan or amendment of the Plan or any Stock Award shall impair rights of a Participant with respect to any outstanding Stock Award unless the Company receives the written consent of such Participant.

12.          MISCELLANEOUS.

12.1        Compliance with Laws.

(a)           This Plan and the obligations of the Company with respect to any Stock Awards granted hereunder shall be subject to all applicable federal and state securities laws.  If, after reasonable efforts, the Company is unable to obtain from any applicable regulatory commission or agency the authority that legal counsel for the Company deems necessary for the lawful issuance and sale of Common Stock pursuant to such Stock Awards, then the Company shall be relieved from any liability for failure to issue and sell Common Stock in connection with such Stock Awards unless and until such authority is obtained.

(b)           To facilitate the grant of any Stock Award, the Committee may impose special terms for Stock Awards granted to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States as the Board or Committee may consider necessary or appropriate to accommodate differences in local laws, tax policies or customs.

12.2        Severability.  If one or more provisions of this Plan are held to be unenforceable under applicable law, such provision shall be excluded from this Plan and the balance of the Plan shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12.3        Governing Law. The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

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APPENDIX A

DEFINITIONS

“Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

“Board” means the Board of Directors of the Company.

 “Cause” means, with respect to a particular Participant, the occurrence of any of the following:  (i) such Participant’s conviction of any felony or any crime involving fraud; (ii) such Participant’s participation (whether by affirmative act or omission) in a fraud or felonious act against the Company and/or its Affiliates; (iii) such Participant’s violation of any statutory or fiduciary duty, or duty of loyalty owed to the Company and/or its Affiliates and which has a material adverse effect on the Company and/or its Affiliates; (iv) such Participant’s violation of state or federal law in connection with such Participant’s performance of such Participant’s job; (v) breach of any material term of any contract between such Participant and the Company and/or its Affiliates; and (vi) such Participant’s violation of any material Company policy; provided, however, that the final determination that a termination is for Cause shall be made by the Board or Committee, as applicable, in its sole and exclusive judgment and discretion.

“CCR Title 10” means Title 10 of the California Code of Regulations, as amended from time to time.

“Change in Control” means any Corporate Transaction or the occurrence, in any single transaction or in any series of related transactions not approved by the Board, of any Person becoming the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then-outstanding securities; provided, however, that notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Stock Awards subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply).

 “Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means a committee of one (1) or more members of the Board appointed by the Board in accordance with Section 3.2 of the Plan.

“Common Stock” means the Company’s common stock, par value $0.001 per share.

“Company” means IT&E International Group, a Delaware corporation.

“Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services; provided, however, that the term “Consultant” shall not include Directors who are not compensated by the Company for their services as Directors, and the payment of a fee by the Company for services which the Board determines in its sole discretion are services as a Director shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated.  A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service.  For example, a change in status from an Employee of the Company to a Consultant of an Affiliate, or to a Director shall not constitute an interruption of Continuous Service.  The Board, Committee or any authorized Officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.  Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy or in the written terms of the Participant’s leave of absence.

“Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(a)           there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company if, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either: (i) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction; or (ii) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction;

(b)           the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur; or

(c)           there is consummated a sale of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity more than fifty percent (50%) of the combined voting power of the voting securities of which Entity is Owned by stockholders of the Company in substantially the same proportion as their Ownership of the Company immediately prior to such sale.

The term “Corporate Transaction” shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

“Director” means a member of the Board.

“Disability” means the inability of a person, in the opinion of a qualified physician acceptable to the Company, to perform the duties of that person’s position with the Company or an Affiliate because of the sickness or injury of the person.

“Employee” means any person employed by the Company or an Affiliate; provided, however, that service as a Director, or payment of a fee by the Company for services which the Board determines in its sole discretion are services as a Director or as a member of the Board of Directors of an Affiliate, shall not be sufficient to constitute “employment” by the Company or such Affiliate.

“Entity” means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity.

“Fair Market Value” means, as of any date, the value of the Common Stock determined by the Board in good faith and in a manner consistent with CCR Title 10.

“Incentive Stock Option” means an option to purchase shares of Common Stock that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

 “Nonstatutory Stock Option” means an option to purchase shares of Common Stock that is not intended to qualify as an Incentive Stock Option.

“Officer” means any person designated by the Company as an officer.

“Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

A Person shall be deemed to “Own”, to have “Owned”, to be the “Owner” of, or to have acquired “Ownership” of securities if such Person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

“Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

“Person” means any natural person or Entity.

“Plan” means this IT&E International Group 2005 Equity Incentive Plan.

“Restricted Stock Award” means an award of shares of Common Stock, which is granted pursuant to the terms and conditions of Section 9 of the Plan.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Award” means any right granted under the Plan, including an Option, a Restricted Stock Award or a stock bonus.

“Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Stock Award.  Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

“Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

Appendix F

IT&E INTERNATIONAL GROUP

AUDIT COMMITTEE CHARTER

A.            Authority.

The Board of Directors (the “Board”) of IT&E International Group, a Nevada corporation (the “Company”) has established the Audit Committee (the “Committee”) with oversight responsibilities as described in this Charter or as additionally requested by the Board.

The Committee shall review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.  Additionally, the Committee is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibilities with concurrence of the Board.

B.            Purpose.

The primary function of the Committee is to assist the Board in fulfilling its oversight responsibilities related to corporate accounting, financial reporting practices, quality and integrity of financial reports, and legal compliance and business ethics, including, without limitation, assisting the Board in its oversight of: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent auditor’s qualifications and independence; (iv) the performance of the Company’s internal audit function and independent auditor; (v) conflicts of interest of the Company’s directors and executive officers and the disclosure of any waivers of such conflicts; and (vi) the Compliance and ethics programs established from time to time by management and the Board.

The Committee, in fulfilling this function, will focus on meeting the following goals: (i) facilitating and maintaining open communication among the Board, the Committee, senior management, the independent external auditor, and the internal audit staff; (ii) serving as an independent and objective party to monitor the Company’s financial reporting process and internal control system; (iii) reviewing and appraising the efforts of the external independent auditor; and (iv) providing direction to and oversight of the internal audit committee and its staff.

C.            Membership.

The members of the Committee shall be appointed annually by the Board.  The Committee will consist of two (2) or more directors, each with no management responsibilities or business relationships with the Company or its affiliates as more thoroughly discussed below.  Unless a chair is elected by the Board, the members of the Committee may designate a chair (the “Chair”) by majority vote of the Committee membership.

All Committee members will be free from any financial, family or other material personal relationship that, in the opinion of the Board or the other Committee members, would interfere with the exercise of his or her independence from the Company and the Company’s management.  In evaluating the Committee members’ independence, the individuals must not have been, for at least the past three (3) years, employees of the Company or its external auditor, employees of a company with compensation committee interlocks with the Company or immediate family members of such employees.  Additionally, no member of the Committee may receive any consulting or other fees (other than fees for serving on the Board or a committee of the Board) from the Company or serve as a member of the audit committee of more than two (2) other public companies.

All members of the Committee must be “financially literate,” as determined by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee.  The Board, in its business judgment, shall make determinations of financial literacy on a case-by-case basis.  In addition, at least one (1) member of the Committee must be a “financial expert,” as such term is defined in the rules and regulations of the SEC, and shall have had accounting or related financial management expertise as interpreted in the business judgment of the Board.

D.            Term of Office.

The members of the Committee shall be appointed by the Board annually, or as necessary to fill vacancies. Each member shall serve until his or her successor is duly elected and qualified or until such member’s earlier resignation or removal.  Any member of the Committee may be removed, with or without cause, by a majority vote of the Board.

E.             Meetings.

The Committee will meet at least four (4) times annually, or more frequently as circumstances dictate.  If necessary, meetings may be conducted telephonically.  The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

As part of its job to foster open communication, the Committee shall meet at least annually with management, the Company’s Internal Auditor (the “Internal Auditor”) and the independent auditor (the “Independent Auditor”) in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.  In addition, either the Committee or its Chair shall meet with the Independent Auditor and management quarterly to review the Company’s financials consistent with Section F below.

F.             Responsibilities of the Audit Committee.

In furtherance of its purpose, the Committee shall, at a minimum, take the actions enumerated below and shall have the authority provided for in this Section F and elsewhere in this Charter.

Independent Auditor

1.             The Committee, subject to any action that may be taken by the Board, will have ultimate authority and responsibility to select (or nominate for stockholder approval), evaluate and, where appropriate, replace the Independent Auditor.

2.             The Committee will: (i) review the annual written report from the Independent Auditor discussing all relationships between the Independent Auditor and the Company in accordance with Independence Standards Board Standards No. 1 (“ISB 1”) as in effect at that time; (ii) establish a written pre-approval policy and monitor and pre-approve all fees paid to the Independent Auditor for audit as well as non-audit services; (iii) discuss with the Independent Auditor any such disclosed relationships and their impact on the Independent Auditor’s objectivity or independence; and (iv) take appropriate action in response to the Independent Auditor’s report to satisfy itself of the auditor’s independence.

3.             The Committee will review the annual audit plan of the Independent Auditor and its scope and obtain and review a report by the independent auditor describing any material issues raised by any inquiry or investigation by governmental or professional authorities regarding an audit by the Independent Auditor.

4.             The Committee shall serve as the Board’s primary avenue of communication with the Independent Auditor.

5.             The Committee shall ensure understanding by the Independent Auditor and management that the Independent Auditor reports to and is ultimately accountable to the Committee.  The Committee shall resolve disagreements between management and the Independent Auditor regarding financial reporting.

6.             The Committee shall provide the opportunity for the Independent Auditor to meet with the Board as deemed necessary and appropriate by the Committee.

7.             The Committee shall be responsible for the establishment of policies for the Company’s hiring of employees or former employees of the Independent Auditor and procedures to receive, retain and address complaints regarding accounting, internal accounting controls and auditing matters, including procedures for employees’ anonymous submissions of concerns.

Internal Auditors

8.             The Committee shall serve as the Board’s primary avenue of communication with the Internal Auditor.

9.             The Committee shall review and concur in the appointment, replacement, reassignment or dismissal of the Internal Auditor.

10.           The Committee shall confirm and assure the independence of the Internal Auditor.

11.           The Committee shall review the annual internal audit plan of the Internal Auditor and its scope, and the degree of coordination of this plan with the Independent Auditor.

12.           The Committee shall review periodically the internal audit activities, staffing and budget.

Financial Statements

13.           The Committee shall inquire of the Independent Auditor and management as to the acceptability and appropriateness of financial accounting practices and disclosures used or proposed by the Company.

14.           The Committee shall review and discuss with management and the Independent Auditor prior to releasing the year-end earnings and at the completion of the annual audit examination:

•              the Company’s financial statements and related financial disclosures, including the “Management Discussion and Analysis of Financial Condition and Results of Operations;”

•              the Independent Auditor’s audit of the financial statements and its report;

•              any significant changes in the audit plan;

•              any disputes or difficulties with management encountered during the course of the audit; and

•              any other matters required to be disclosed.

15.           The Committee will review and discuss with management and the Independent Auditor the audited financial statements to be included in the Company’s Annual Report on Form 10-SB and review and consider with the Independent Auditor the matters required to be discussed by Statement of Auditing Standards No. 61 (“SAS 61”) as in effect at the time.

16.           Prior to the Company releasing its quarterly earnings, either the Committee or the Chair will review and discuss with management and the Independent Auditor the Company’s quarterly financial statements to be included in the Company’s Quarterly Reports on From 10-SB and review with the Independent Auditor the matters required to be discussed by SAS 61 in effect at the time.

Internal Control Environment

17.           The Committee shall, at least annually, consider and review with the Independent Auditor, the Internal Auditor and other members of management:

•              the adequacy of the Company’s internal controls; and

•              any significant findings and recommendations of the Independent Auditor or the Internal Auditor, together with management’s proposed responsive actions.

18.           The Committee shall annually review its own performance.

Reporting Procedures

19.           The Committee shall report its activities to the Board on a regular basis and make recommendations to the Board with respect to matters within the purview of the Committee, as necessary or appropriate.

20.           The Committee will prepare a report each year for inclusion in the Company’s annual proxy statement stating whether (i) the Committee’s reviewed and discussed audited financial statements with management, (ii) the Committee discussed with the Independent Auditor the matters required to be discussed by SAS 61, (iii) the Committee received the written disclosures from the auditor required by ISB 1, and (iv) the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-SB.

21.           The Committee shall maintain minutes or other records of meetings and activities of the Committee.

Access and Communication

22.           The Committee shall meet separately and privately with the Independent Auditor, the Internal Auditor and with the Company’s Chief Financial Officer and accounting officers to ascertain if any restrictions have been placed on the scope of their activities, and to discuss any other matters the Committee or each of these groups believe should be discussed privately with the Committee.

23.           The Committee shall have free and open lines of communication with the Independent Auditor and the Internal Auditor, as well as prompt and unrestricted access to management and all relevant information.

24.           Financial management will advise the Committee on a timely basis if and when it seeks a second opinion on significant accounting issues or has a disagreement with the Independent Auditor which would require public reporting in the event of an auditor change.

Advisors

25.           The Committee shall have authority to engage outside legal, accounting and other advisors with Board approval.

Earnings and Releases

26.           The Committee shall review the Company’s earnings press releases and financial information and earnings guidance provided by the Company to stockholders, analysts and rating agencies.

Risk Assessment and Management

27.           The Committee shall review and discuss with management and the Independent Auditor compliance with laws, regulations and internal procedures and contingent liabilities and discuss policies with respect to risk assessment and risk management.

Ethical and Legal Compliance

28.           The Committee shall review, monitor and, as needed, update periodically the Company’s Code of Business Conduct and Ethics.

29.           The Committee shall ensure that management has the proper review system in place to ensure that the Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

30.           The Committee shall review, with the Company’s counsel, legal compliance matters including corporate securities trading policies.

31.           The Committee shall review, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  This is the responsibility of management and the Independent Auditor.

G.            Delegation to Subcommittees.

The Committee shall have the authority to delegate any of its responsibilities to a subcommittee of the Committee.

H.            Studies and Investigations.

The Committee shall have the power and authority to conduct or authorize studies and investigations into any matter of interest or concern within the scope of its responsibilities that the Committee deems appropriate, and shall have the authority to retain independent counsel, compensation consultants, accountants or other experts to assist in the conduct of any such study or investigation, including the authority to approve fees payable to such experts and any other terms of retention.

I.              Annual Performance Evaluation.

The Committee shall perform a review and evaluation, at least annually, of the performance of the Committee, including reviewing the compliance of the Committee with this Charter.  In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board any improvements to this Charter that the Committee considers necessary or appropriate.  The Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.

EXHIBIT A
AUDIT COMMITTEE EXPECTATIONS

TO BE CLARIFIED ANNUALLY

1.               The Independent Auditor understands its client is the Board, as the stockholders representative.

2.               Financial management and the Independent Auditor will perform a timely analysis of significant financial reporting issues and practices.

3.               Financial management and the Independent Auditor will discuss with the Committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Company and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

4.               The Committee will discuss with the Independent Auditor all significant relationships the auditor has with the Company to determine the auditor’s independence.  The Committee will evaluate the external auditor’s qualifications, performance and independence.  To assist in this function the Committee will obtain from the Independent Auditor an annual report describing the at least the following:

a.                                       the Independent Auditor’s internal quality control procedures;

b.                                      any material issues raised by the most recent internal quality-control review, or peer review of the Internal Auditor or any inquiry or investigation by governmental or professional authorities, within the preceding five years, relating to an audit, and the steps taken to deal with any such issues; and

c.                                       all relationships between the Independent Auditor and the Company.

5.               The independent auditor will, in collaboration with the Company’s Internal Auditor, develop a plan regarding the coordination of their audit procedures to promote an effective use of resources and ensure a complete and non-redundant audit, and the Independent Auditor will submit such plan to the Committee for review.

6.               The Independent Auditor shall provide to and discuss with the Committee periodic reports relating to:

a.                                       all critical accounting policies and practices to be used;

b.                                      alternative treatments within GAAP discussed with management, the effect of using or not using such treatments and the Independent Auditor’s preferred treatment;

c.                                       any management letter, schedule of unadjusted differences or other material written communications with management;

d.                                      any audit problems or difficulties encountered in the course of the audit work, including any restrictions on the scope of the Independent Auditor’s activities or on access to requested information, any significant disagreements with management and management’s response to all such difficulties;

e.                                       analyses prepared by management and/or the Independent Auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

f.                                         the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on financial statements of the Company; and

g.                                      earnings press releases (paying particular attention to any use of “pro forma” or “adjusted” non-GAAP information) and financial information and earnings guidance provided to stockholders, analysts and rating agencies.

7.               The Independent Auditor will discuss with the Committee, management and the Internal Auditor risk assessments and risk management.

EXHIBIT B
AUDIT COMMITTEE

DISCUSSION TOPICS WITH THE INDEPENDENT AUDITOR

1.                                      Accounting Principles and Disclosures

a.                                       The auditor’s independent qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles and the clarity of the financial disclosure practices used or proposed to be adopted by the Company.

b.                                      The auditor’s views about whether management’s choices of accounting principles are conservative, moderate, or extreme from the perspective of income, asset, and liability recognition, and whether those principles are common practices or are minority practices.

c.                                       The auditor’s reasoning in determining the appropriateness of changes in accounting principles and disclosure practices.

d.                                      The auditor’s reasoning in determining the appropriateness of changes in accounting principles and disclosure practices adopted by management for new transactions or events.

e.                                       The auditor’s reasoning in accepting or questioning significant estimates made by management.

f.                                         The auditor’s views about how the Company’s choices of accounting principles and disclosure practices may affect stockholders and public views and attitudes about the Company.

g.                                      The auditor’s report to the Committee of any significant changes in the independent auditor’s original audit plan.

h.                                      The auditor’s interim financial review prior to the Company’s filing of each quarterly report to stockholders (Form 10-SB).

i.                                          The auditor’s views about the fullness and accuracy of the Company’s financial statements.

2.                                      Internal Control System Matters

a.                                       Independent auditor’s recommendations.

b.                                      Management’s response and resulting actions.

c.                                       Discussion of specific matters as requested or appropriate.

3.                                      Audit Scope and Audit Independence

a.                                       Adequacy of the independent auditor’s scope, approach and reports.

b.                                      The nature and extent of advisory services provided by the audit firm and consideration of any impact on auditor independence.

c.                                       Unusual pressures or other matters which could impair auditor independence.

4.                                      Other Matters as Appropriate

a.                                       Meet with the independent auditor in executive session without the participation of senior management, as necessary, to foster open communication.

b.                                      Meet with Company’s legal counsel to review any legal matters that may have a significant impact on the Company’s overall financial status.

Appendix G

SECTIONS 92A.300-92A.500 OF NRS

NRS 92A.300 Definitions.  As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

(Added to NRS by 1995, 2086)

NRS 92A.305 ”Beneficial shareholder” defined. ”Beneficial shareholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the shareholder of record.

(Added to NRS by 1995, 2087)

NRS 92A.310 ”Corporate action” defined. ”Corporate action” means the action of a domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.315 ”Dissenter” defined. ”Dissenter” means a shareholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

(Added to NRS by 1995, 2087; A 1999, 1631)

NRS 92A.320 ”Fair value” defined. ”Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

(Added to NRS by 1995, 2087)

NRS 92A.325 ”Shareholder” defined. ”Shareholder” means a shareholder of record or a beneficial shareholder of a domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.330 ”Shareholder of record” defined. ”Shareholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.335 ”Subject corporation” defined. ”Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

(Added to NRS by 1995, 2087)

NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

(Added to NRS by 1995, 2087)

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

(Added to NRS by 1995, 2088)

NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

(Added to NRS by 1995, 2088)

NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

1.  Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2.  Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

(Added to NRS by 1995, 2088)

NRS 92A.380 Right of shareholder to dissent from certain corporate actions and to obtain payment for shares.

1.  Except as otherwise provided in NRS 92A.370 and 92A.390, any shareholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

(a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the shareholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the shareholder is entitled to vote on the conversion or plan of merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.

(c) Any corporate action taken pursuant to a vote of the shareholders to the extent that the articles of incorporation, bylaws or a resolution of the Board of Directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

2.  A shareholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

(Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189)

NRS 92A.390 Limitations on right of dissent: Shareholders of certain classes or series; action of shareholders not required for plan of merger.

1.  There is no right of dissent with respect to a plan of merger or exchange in favor of shareholders of any class or series which, at the record date fixed to determine the shareholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 shareholders of record, unless:

(a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

(b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

(1) Cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of:

(I) The surviving or acquiring entity; or

(II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or

(2) A combination of cash and owner’s interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

2.  There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the shareholders of the surviving domestic corporation under NRS 92A.130.

(Added to NRS by 1995, 2088)

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to shareholder; assertion by beneficial shareholder.

1.  A shareholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

2.  A beneficial shareholder may assert dissenter’s rights as to shares held on his behalf only if:

(a) He submits to the subject corporation the written consent of the shareholder of record to the dissent not later than the time the beneficial shareholder asserts dissenter’s rights; and

(b) He does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

(Added to NRS by 1995, 2089)

NRS 92A.410 Notification of shareholders regarding right of dissent.

1.  If a proposed corporate action creating dissenters’ rights is submitted to a vote at a shareholders’ meeting, the notice of the meeting must state that shareholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

2.  If the corporate action creating dissenters’ rights is taken by written consent of the shareholders or without a vote of the shareholders, the domestic corporation shall notify in writing all shareholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

(Added to NRS by 1995, 2089; A 1997, 730)

NRS 92A.420 Prerequisites to demand for payment for shares.

1.  If a proposed corporate action creating dissenters’ rights is submitted to a vote at a shareholders’ meeting, a shareholder who wishes to assert dissenter’s rights:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

(b) Must not vote his shares in favor of the proposed action.

2.  A shareholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

(Added to NRS by 1995, 2089; 1999, 1631)

NRS 92A.430 Dissenter’s notice: Delivery to shareholders entitled to assert rights; contents.

1.  If a proposed corporate action creating dissenters’ rights is authorized at a shareholders’ meeting, the subject corporation shall deliver a written dissenter’s notice to all shareholders who satisfied the requirements to assert those rights.

2.  The dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the shareholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

(Added to NRS by 1995, 2089)

NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of shareholder.

1.  A shareholder to whom a dissenter’s notice is sent must:

(a) Demand payment;

(b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c) Deposit his certificates, if any, in accordance with the terms of the notice.

2.  The shareholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a shareholder until those rights are cancelled or modified by the taking of the proposed corporate action.

3.  The shareholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his shares under this chapter.

(Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189)

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of shareholder.

1.  The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

2.  The person for whom dissenter’s rights are asserted as to shares not represented by a certificate retains all other rights of a shareholder until those rights are cancelled or modified by the taking of the proposed corporate action.

(Added to NRS by 1995, 2090)

NRS 92A.460 Payment for shares: General requirements.

1.  Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the corporation’s registered office is located; or

(b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

2.  The payment must be accompanied by:

(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the shareholders’ equity for that year and the latest available interim financial statements, if any;

(b) A statement of the subject corporation’s estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter’s rights to demand payment under NRS 92A.480; and

(e) A copy of NRS 92A.300 to 92A.500, inclusive.

(Added to NRS by 1995, 2090)

NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter’s notice.

1.  A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the shareholders of the terms of the proposed action.

2.  To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment pursuant to NRS 92A.480.

(Added to NRS by 1995, 2091)

NRS 92A.480 Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1.  A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

2.  A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

(Added to NRS by 1995, 2091)

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1.  If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2.  A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

3.  The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4.  The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5.  Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

(Added to NRS by 1995, 2091)

NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.

1.  The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2.  The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3.  If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4.  In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5.  This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

(Added to NRS by 1995, 2092)